       As filed with Securities and Exchange Commission on June 30, 2006.


                                                  File Nos. 333-29511, 811-08261

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           Registration Statement Under the Securities Act of 1933           [ ]
                         Pre-Effective Amendment No.                         [ ]
                        Post-Effective Amendment No.                        [15]


                                     and/or


       Registration Statement Under the Investment Company Act of 1940 [ ]
                              Amendment No. 17 [X]


                                   ----------

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                                Kevin S. Thompson
                     Vice President, Deputy General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                                   ----------

It is proposed that this filing will become effective (check appropriate box)


[ ]  immediately upon filing pursuant to paragraph (b)

[x]  on June 30, 2006 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on February 28, 2006 pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on July 1, 2006 pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS                                                         JUNE 30, 2006


                             MEMBERS(R) MUTUAL FUNDS

TABLE OF CONTENTS


The fund pages describe the investments objectives, strategies and risks, and fees and expenses of three portfolios (or "funds, each a "fund") of the MEMBERS Mutual Funds.


This section explains your account options, sales charges and fees, and how to open an account and purchase, exchange and sell shares with MEMBERS Mutual Funds.

These sections give you additional information about the MEMBERS Mutual Funds.

THE FUNDS

Conservative Allocation Fund ..............................................    1
Moderate Allocation Fund ..................................................    3
Aggressive Allocation Fund ................................................    5
Fees and Expenses .........................................................    7

YOUR ACCOUNT
Choosing a Share Class.....................................................    9
Opening an Account.........................................................   10
Purchasing Shares..........................................................   10
Sales Charges and Fees.....................................................   12
Selling Shares.............................................................   16
General Policies...........................................................   18
Additional Investor Services...............................................   20
Distributions and Taxes....................................................   20

INVESTMENT ADVISER ........................................................   21

PORTFOLIO MANAGEMENT ......................................................   21

FINANCIAL HIGHLIGHTS ......................................................   21


Additional information about each fund's investments is available in the MEMBERS Mutual Funds' (the "Trust") annual and semiannual reports to shareholders. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. Additional information about the funds is also available in the Statement of Additional Information (SAI). You may get a copy of any of these reports at no cost by calling 1-800-877-6089 or visiting our website at www.membersfunds.com.


Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                          CONSERVATIVE ALLOCATION FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    you want a core investment

- seek higher potential returns than bond funds and are willing to accept moderate risk of volatility

-    want a well-diversified and relatively stable investment allocation

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

                                       or

-    need absolute stability of your principal.

INVESTMENT OBJECTIVE - What is this fund's goal?

The CONSERVATIVE ALLOCATION FUND seeks income, capital appreciation and relative stability of value.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Conservative Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors (MCA), the fund's investment adviser. Under normal circumstances the fund's total net assets will be allocated among asset classes and underlying funds, including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs), in the following proportions:


 0-20%   money market funds
40-80%   debt securities (e.g. bond funds);
 0-20%   below investment grade debt securities (e.g. high income funds);
 0-40%   equity securities (e.g. U.S. stock funds);
 0-20%   foreign securities (e.g. international stock and bond funds);


 0-20% alternative asset classes (e.g. real estate investment trust funds, natural resources funds, precious metal funds).


MCA will employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:


     - Asset allocation optimization analysis which considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.



     - Scenario analysis which analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.



     - Fundamental analysis which draws upon MCA's entire staff of equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.


As of the date of this prospectus, the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder do not permit the fund to invest in both underlying funds advised by MCA ("affiliated funds") and underlying funds that are advised by investment advisers not affiliated with MCA ("unaffiliated funds"). A new rule under the 1940 Act, effective July 31, 2006, will permit this combination of affiliated and unaffiliated funds, subject to a number of conditions. Until July 31, 2006, the fund will only invest in affiliated funds. As of July 31, the fund intends to rely on the new rule and intends to begin investing in unaffiliated funds.

PRINCIPAL RISKS




What are the main risks of investing in this fund?


The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.


The fund, through the underlying funds, is most subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest

                          CONSERVATIVE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)

rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

The fund, through the underlying funds, is also subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also PREPAYMENT/EXTENSION risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the underlying fund's return. To the extent that the underlying funds invest in NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds), the fund is also subject to above-average credit, market and other risks.

While the majority of the fund's assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements.


To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the Aggressive Allocation Fund page and in the SAI.


The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

PERFORMANCE INFORMATION IS NOT AVAILABLE BECAUSE THE FUND IS NEW. PERFORMANCE INFORMATION WILL BE AVAILABLE ONCE THE FUND HAS COMPLETED ONE CALENDAR YEAR.

                            MODERATE ALLOCATION FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    want a well-diversified investment allocation

- have long term investment goals but are more concerned with the stability than with the growth of your investment

-    need a core investment

                                       or

- seek a reasonable total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

                                       or

-    require a high degree of stability of your principal.

INVESTMENT OBJECTIVE - What is this fund's goal?

The MODERATE ALLOCATION FUND seeks capital appreciation, income and moderated market risk.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Moderate Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors (MCA), the fund's investment adviser. Under normal circumstances the fund's total net assets will be allocated among asset classes and underlying funds, including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs), in the following proportions:


      0-15%  money market funds;
     20-60%  debt securities (e.g. bond funds);
      0-30% below investment grade debt securities (e.g. high income funds); 30-70% equity securities (e.g. U.S. stock funds);
      0-30%  foreign securities (e.g. international stock and bond funds);


      0-20% alternative asset classes (e.g. real estate investment trust funds, natural resources funds, precious metal funds).


MCA will employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:


     - Asset allocation optimization analysis which considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.



     - Scenario analysis which analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.



     - Fundamental analysis which draws upon MCA's entire staff of equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



As of the date of this prospectus, the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder do not permit the fund to invest in both underlying funds advised by MCA ("affiliated funds") and underlying funds that are advised by investment advisers not affiliated with MCA ("unaffiliated funds"). A new rule under the 1940 Act, effective July 31, 2006, will permit this combination of affiliated and unaffiliated funds, subject to a number of conditions. Until July 31, 2006, the fund will only invest in affiliated funds. As of July 31, the fund intends to rely on the new rule and intends to begin investing in unaffiliated funds.


PRINCIPAL RISKS




What are the main risks of investing in this fund?


The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.


The fund, through the underlying funds, is subject to both MARKET RISK and INTEREST RATE RISK, meaning the value of your investment will fluctuate in response to stock and bond market

                            MODERATE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)

movements and changes in interest rates. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.

To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES

     -    FOREIGN SECURITIES

     -    MORTGAGE-BACKED SECURITIES


Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. Mortgage-backed securities are subject to PREPAYMENT and EXTENSION RISKS. A further discussion of the risks associated with foreign securities is included in the principal risks section of the Aggressive Allocation Fund page and in the SAI.



The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

PERFORMANCE INFORMATION IS NOT AVAILABLE BECAUSE THE FUND IS NEW. PERFORMANCE INFORMATION WILL BE AVAILABLE ONCE THE FUND HAS COMPLETED ONE CALENDAR YEAR.

                           AGGRESSIVE ALLOCATION FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept significantly greater risk for the potential of higher long-term returns

-    want to diversify your investments

                                       or

- are investing for retirement or other goals that are many years in the future.


You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

                                       or

-    are uncomfortable with an investment whose value may vary substantially.

INVESTMENT OBJECTIVE - What is this fund's goal?

The AGGRESSIVE ALLOCATION FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Aggressive Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors (MCA), the fund's investment adviser. Under normal circumstances the fund's total net assets will be allocated among asset classes and underlying funds, including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs), in the following proportions:


      0- 10%  money market funds;
      0- 50% debt securities, all of which could be in below investment grade debt securities (e.g. bond and high income funds);
     50-100%  equity securities (e.g. U.S. stock funds);
      0- 40%  foreign securities (e.g. international stock and bond funds);


      0- 20% alternative asset classes (e.g. real estate investment trust funds, natural resources funds, precious metal funds).


MCA will employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:


     - Asset allocation optimization analysis which considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.



     - Scenario analysis which analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.



     - Fundamental analysis which draws upon MCA's entire staff of equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



As of the date of this prospectus, the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder do not permit the fund to invest in both underlying funds advised by MCA ("affiliated funds") and underlying funds that are advised by investment advisers not affiliated with MCA ("unaffiliated funds"). A new rule under the 1940 Act, effective July 31, 2006, will permit this combination of affiliated and unaffiliated funds, subject to a number of conditions. Until July 31, 2006, the fund will only invest in affiliated funds. As of July 31, the fund intends to rely on the new rule and intends to begin investing in unaffiliated funds.


PRINCIPAL RISKS




What are the main risks of investing in this fund?


The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.


The fund, through the underlying funds, is most subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate

                           AGGRESSIVE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)

more in value and be more thinly traded than the general market. To the extent that the fund invests in underlying funds that invest in debt securities, the fund may also be subject to INTEREST RATE RISK.

To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES

     -    FOREIGN SECURITIES


Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. The risks of international investing are higher in EMERGING MARKETS such as those of Latin America, Africa, Asia and Eastern Europe.


The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

PERFORMANCE INFORMATION IS NOT AVAILABLE BECAUSE THE FUND IS NEW. PERFORMANCE INFORMATION WILL BE AVAILABLE ONCE THE FUND HAS COMPLETED ONE CALENDAR YEAR.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the funds. Actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES (paid directly from your investment)


                                         SHARE   CONSERVATIVE    MODERATE    AGGRESSIVE
                                         CLASS    ALLOCATION    ALLOCATION   ALLOCATION
                                         -----   ------------   ----------   ----------
MAXIMUM SALES CHARGE ON PURCHASES(1)       A         5.75%         5.75%        5.75%
   (as a percentage of offering price)     B         ( ----------- None ----------- )
MAXIMUM DEFERRED SALES CHARGE              A         ( ----------- None(2) -------- )
                                           B         ( -----------  4.5% (1, 3) --- )
REDEMPTION/EXCHANGE FEE(4)                 A          2.0%          2.0%         2.0%
  (as a percentage of amount redeemed)     B         ( ----------- None ----------- )



(1) The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased or sold, and to round the number of shares to three decimal places. Please refer to the SAI for additional information.


(2) Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge
     (CDSC) of up to 1% (see "Class B shares" page 14).

(3) The CDSC is reduced after 12 months and eliminated after six years following the purchase (see "Class B shares," page 14).

(4) A 2% redemption fee will be charged if you redeem shares, other than shares acquired through reinvestment of dividends and distributions, of Class A shares within five (5) business days of purchase (see "Redemption Fees," page 15).

ANNUAL FUND OPERATING EXPENSES (deducted from fund assets and reflected in the fund price)


                                     CLASS A



                                                                                                                       TOTAL NET
                                                                        TOTAL                             ESTIMATED   DIRECT FUND
                                                                        DIRECT               TOTAL NET     ACQUIRED    & ACQUIRED
                                                                         FUND               DIRECT FUND   FUND FEES       FUND
                         MANAGEMENT                        ESTIMATED  OPERATING   EXPENSE    OPERATING       AND       OPERATING
FUND                       FEE(1)    12B-1(2)  SERVICE(3)   OTHER(4)   EXPENSES  REIMB.(5)    EXPENSES   EXPENSES(6)  EXPENSES(7)
----                     ----------  --------  ----------  ---------  ---------  ---------  -----------  -----------  -----------
CONSERVATIVE ALLOCATION     0.20%      None       0.25%      1.30%      1.75%      1.05%       0.70%        0.50%        1.20%
MODERATE ALLOCATION         0.20%      None       0.25%      1.30%      1.75%      1.05%       0.70%        0.60%        1.30%
AGGRESSIVE ALLOCATION       0.20%      None       0.25%      1.30%      1.75%      1.05%       0.70%        0.70%        1.40%



                                                                                                                       TOTAL NET
                                                                        TOTAL                             ESTIMATED   DIRECT FUND
                                                                        DIRECT               TOTAL NET     ACQUIRED    & ACQUIRED
                                                                         FUND               DIRECT FUND   FUND FEES       FUND
                         MANAGEMENT                        ESTIMATED  OPERATING   EXPENSE    OPERATING       AND       OPERATING
FUND                       FEE(1)    12B-1(2)  SERVICE(3)   OTHER(4)   EXPENSES  REIMB.(5)    EXPENSES   EXPENSES(6)  EXPENSES(7)
----                     ----------  --------  ----------  ---------  ---------  ---------  -----------  -----------  -----------
CONSERVATIVE ALLOCATION     0.20%      0.75%      0.25%      1.30%      2.50%      1.05%       1.45%        0.50%        1.95%
MODERATE ALLOCATION         0.20%      0.75%      0.25%      1.30%      2.50%      1.05%       1.45%        0.60%        2.05%
AGGRESSIVE ALLOCATION       0.20%      0.75%      0.25%      1.30%      2.50%      1.05%       1.45%        0.70%        2.15%


(1) The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations.


(2) Distribution or "12b-1" fees (Class B only) are the fees each fund pays its distributor, CUNA Brokerage Services, Inc. (CUNA Brokerage), to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.



(3) The service fee is paid to the fund's distributor for account service and maintenance.



(4) Since the fund is new, other expenses are based on estimated amounts for the current fiscal year.



(5) The funds' investment adviser, MEMBERS Capital Advisors, Inc., has placed a "cap" on the funds' expenses by agreeing until at least February 28, 2007, to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount excluding taxes, interest, and other extraordinary items. Any reimbursements made by MEMBERS Capital Advisors to a fund are subject to repayment by the fund within the subsequent three years, to the extent that the fund can make the repayment while remaining within its expense cap.



(6) In addition to the Total Direct Fund Operating Expenses" which the fund bears, the fund's shareholders indirectly bear the expenses of the "Acquired Funds," (the "underlying funds") in which the fund invests. The fund's estimated indirect expense from investing in the underlying funds, based on its target allocations of the underlying funds are shown in the table. Underlying fund expenses may be affected by a change in underlying funds, fund allocations, and expense ratios at the underlying fund levels.



(7) Shown in the table are the sum of the fund's "Total Net Direct Operating Expenses' and "Estimated Acquired Fund Fees and Expenses" of the underlying funds.

EXAMPLES


Examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you INVESTED $10,000 in each fund over the various time periods indicated. The examples assume you reinvested all dividends and distributions, that the average annual return for each fund was 5%, and that the funds' and underlying funds' operating expenses remain the same. The examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would have been higher.



Although your actual costs may be higher or lower, assuming total net operating expenses of the funds and underlying funds (after expense reimbursement) and that you redeemed your entire investment at the end of each period, your total estimated expenses would be:


                              CLASS A           CLASS B
                          ---------------   ---------------
FUND                      YEAR 1   YEAR 3   YEAR 1   YEAR 3
----                      ------   ------   ------   ------
Conservative Allocation    $690     $1147    $648     $1185
Moderate Allocation         700      1176     658      1215
Aggressive Allocation       709      1205     668      1245


Assuming net operating expenses of the funds and underlying funds (after expense reimbursement) and that you did not redeem your entire investment at the end of each period:


                              CLASS A           CLASS B
                          ---------------   ---------------
FUND                      YEAR 1   YEAR 3   YEAR 1   YEAR 3
----                      ------   ------   ------   ------
Conservative Allocation    $690     $1147    $198     $835
Moderate Allocation        $700     $1176    $208     $865
Aggressive Allocation      $709     $1205    $218     $895

THE ABOVE EXAMPLES REFLECT CONTRACTUAL FEE REDUCTIONS AND EXPENSE REIMBURSEMENTS THROUGH FEBRUARY 28, 2007. THESE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

YOUR ACCOUNT

The following pages describe the differences between the MEMBERS Mutual Funds share classes offered through this prospectus, and explain how you can invest with MEMBERS Mutual Funds. NOTE: MOST OF THE INFORMATION ON HOW TO OPEN AN ACCOUNT, PURCHASE, EXCHANGE, OR SELL SHARES WILL NOT BE RELEVANT TO YOU IF YOU HAVE A BROKERAGE ACCOUNT. If you have such an account, simply contact your financial representative and they will be able to assist you with all your transaction needs. Regardless of the type of account, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.

CHOOSING A SHARE CLASS

MEMBERS Mutual Funds offers two classes of shares through this prospectus, Class A and Class B. Other share classes may be made available in the future through other distribution channels. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. For a description of the expenses imposed on each class, please see the expense tables earlier in this prospectus.

When deciding which share class is best for you, carefully consider:

     -    how long you plan to own the fund shares;

     -    how much you intend to invest;

     -    the total expenses you'll pay for each class; and

     -    whether you qualify for any reduction or waiver of sales charges.

CLASS A shares typically charge a front-end sales charge or "load" that is deducted from your initial investment. Often Class A shares offer you discounts (the discount increases as the size of your investment increases), called "breakpoints," on the front-end sales charge if you:

     -    make a large purchase;

     -    already hold other mutual funds offered by the same fund family; or

     - have family members (or others with whom you may link according to fund rules) who hold funds in the same fund family.

CLASS B shares do not impose a front-end sales charge that is deducted from your initial investment, but they do impose a 12b-1 fee that will result in higher annual operating expenses than you would incur if you purchased Class A shares. Over time, these fees will increase the cost of investing and may make the Class B charges more than the Class A. FOR THIS REASON AND OTHERS, MEMBERS MUTUAL FUNDS DOES NOT NORMALLY ACCEPT PURCHASE ORDERS OF $50,000 OR MORE FOR CLASS B SHARES FROM A SINGLE INVESTOR.

Class B shares also normally impose a contingent deferred sales charge (CDSC), which you pay if you sell your shares within a certain number of years. The CDSC normally gets smaller each year and eventually is eliminated after several years. Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on your investment, especially when coupled with the higher annual expenses charged when you hold Class B shares. Class B shares "convert" into Class A shares after a certain number years. When they convert, they will begin to charge the same annual fund operating expenses as Class A shares.

EACH INDIVIDUAL'S INVESTMENT NEEDS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL REPRESENTATIVE TO REVIEW YOUR INVESTMENT OBJECTIVES, WHICH WILL HELP YOU DECIDE WHICH SHARE CLASS IS RIGHT FOR YOU.

HOW TO CONTACT US

You can reach a MEMBERS Mutual Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 A.M. to 7:00 P.M. Central Time.

Mail all general inquiries, new account applications, and transaction requests as follows:

REGULAR MAIL:                           EXPRESS, CERTIFIED OR REGISTERED MAIL:
     MEMBERS Mutual Funds                    MEMBERS Mutual Funds
     P. O. Box 8390                          c/o BFDS
     Boston, MA 02266-8390                   66 Brooks Drive
                                             Braintree, MA 02184

OPENING AN ACCOUNT

1.   Carefully read this prospectus.

2. Determine how much you want to invest. The minimum investment amounts are as follows:

Type of Account                    To Open an Account   To Add to an Account(1)
---------------                    ------------------   -----------------------
Non-retirement account                  $1,000                    $150
                                   ($1,000 per fund)         ($50 per fund)
Retirement account                       $500                     $150
                                    ($500 per fund)          ($50 per fund)
Systematic investment programs(2)
   Twice Monthly or Biweekly(3)           $25                      $25
   Monthly                                $50                      $50
   Bimonthly (every other month)         $100                     $100
   Quarterly                             $150                     $150

(1) The funds reserve the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, 403 (b)
     (7) arrangements, code section 457 non-qualified deferred compensation plans, and other pension and profit sharing plans.

(2) Regardless of frequency, the minimum investment allowed is $50 per fund per month.


(3) Only one fund can be opened under the twice monthly or biweekly option and all purchases need to be directed to that fund.


3. Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial representative or MEMBERS Mutual Funds.

WHEN OPENING A NEW ACCOUNT, THE FUND IS REQUIRED BY LAW TO OBTAIN CERTAIN PERSONAL INFORMATION FROM YOU TO VERIFY YOUR IDENTITY, INCLUDING NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. IF YOU DO NOT PROVIDE THE INFORMATION, THE FUND'S TRANSFER AGENT, ON BEHALF OF THE FUND, MAY NOT BE ABLE TO OPEN YOUR ACCOUNT. IF THE TRANSFER AGENT IS UNABLE TO VERIFY YOUR IDENTITY, THE FUND RESERVES THE RIGHT TO CLOSE YOUR ACCOUNT OR TAKE SUCH OTHER ACTION DEEMED REASONABLE OR REQUIRED BY LAW.

PURCHASING SHARES

The following explains how to purchase shares by check, wire, phone, exchange, or Internet.

OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
------------------                      --------------------
                                        BY CHECK

Make out a check for the investment     Make out a check for the investment
payable to MEMBERS Mutual Funds.        amount, payable to MEMBERS Mutual Funds.

Deliver the check and your completed    Complete the detachable investment slip
application financial representative    from an account to your statement. If no
or mail to MEMBERS Mutual Funds.        slip is available, send a letter
                                        specifying the fund name, share class,
                                        your account number and the name(s) in
                                        which the account is registered. Mail to
                                        MEMBERS Mutual Funds.

                                        BY WIRE

Deliver your completed application to   Call MEMBERS Mutual Funds at
your financial representative or mail   1-800-877-6089. Provide the fund name,
to MEMBERS Mutual Funds.                share class, your account number, the
                                        name in which the account is registered,
                                        and the amount of your investment to be
                                        sent by wire.

Obtain your account number by calling   Instruct your credit union or financial
your financial Representative or        institution to wire the amount of your
MEMBERS Mutual Funds at                 investment to State Street Bank & Trust
1-800-877-6089.                         company:

                                        ABA#: 01100-0002-8
                                        FOR: MEMBERS Mutual Funds

                                        DDA#: 9905-510-5 FBO: Shareholder
                                        name/account number.

Instruct your credit union or
financial institution to wire the
amount of your investment to State
Street Bank & Trust Company as
indicated above.

OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
------------------                      --------------------
                                        BY PHONE

Not currently available.                Call MEMBERS Mutual Funds at
                                        1-800-877-6089 to verify that these
                                        features are in place on your account.
                                        You are automatically eligible to
                                        purchase shares by phone, upon set-up of
                                        ACH electronic funds transfer, unless
                                        you indicate otherwise in the account
                                        options section of your application.

                                        To place your purchase order, call
                                        MEMBERS Mutual Funds between 8:00 A.M.
                                        and 7:00 P.M. Central Time or use our
                                        automated touchtone services 24-hours a
                                        day.

                                   BY EXCHANGE
          (AVAILABLE FOR ACCOUNTS OF ANY TYPE AND SALES OF ANY AMOUNT)

Make sure that you have a current       Make sure that you have a current
prospectus for the Mutual Funds,        prospectus for the MEMBERS MEMBERS
which can be obtained by financial      Mutual Funds, which can be obtained by
representative or MEMBERS               calling your financial calling your
                                        representative or MEMBERS Mutual Funds
                                        at 1-800-877-6089

Call your financial representative,     Call you financial representative,
MEMBERS Mutual Funds at                 MEMBERS Mutual Funds at
1-800-877-6089, or use the Internet     1-800-877-6089, or use the Internet at
at www.membersfunds.com to request an   www.membersfunds.com to request and
exchange.                               exchange.

You can only open up a new fund
position in an existing account by
exchange.

Not currently available.                Call MEMBERS Mutual Funds at
                                        1-800-877-6089 to verify that these
                                        features

                                   BY INTERNET
                (Access 24-hours a day at www.membersfunds.com.)

                                        are in place on your account. You are
                                        automatically eligible to purchase
                                        shares by Internet, upon set-up of ACH
                                        electronic funds transfer, unless you
                                        indicate otherwise in the account
                                        options section of your application. Or
                                        check your profile on the Internet. The
                                        feature button will be activated if you
                                        are eligible to purchase shares.

  PURCHASE ORDERS ACCEPTED BY THE FUND AFTER 3:00 P.M. CENTRAL TIME (4:00 P.M.
        EASTERN) WILL BE PROCESSED USING THE NEXT DAY'S NET ASSET VALUE.

PURCHASING BY EXCHANGE

Within an account, you may exchange shares of one fund for shares of the same class of another fund, without paying any additional sales charge; however, in certain circumstances you may be charged a 2% redemption fee on the value of the shares exchanged pursuant to the fund's redemption fee policy (see "Redemption Fees," page 15). Only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program (see page 20), those exchanges are not included in the exchange limit or redemption fee policies. Class B shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange. The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days' notice to its shareholders.

It is important to note that additional restrictions may apply if you invest through a financial intermediary. MEMBERS Mutual Funds will work with financial intermediaries, such as broker/dealers, investment advisors and record keepers to apply the funds' exchange limit guidelines, but in some instances, the fund is limited in its ability to monitor the trade activity or enforce the funds' exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor guidelines.

SALES CHARGES AND FEES

The following discussion explains how sales charges on your purchases of a fund are calculated. Before investing in mutual funds, it is important that you understand the sales charges that you will be charged.

CLASS A SHARES

Class A shares are offered at a price that includes an initial "front-end" sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and or eliminated for larger purchases as indicated below.

                                  CONSERVATIVE ALLOCATION FUND
                                    MODERATE ALLOCATION FUND
                                   AGGRESSIVE ALLOCATION FUND
                       --------------------------------------------------
                           SALES CHARGE AS A % OF:          DEALER
                       ------------------------------     COMMISSION
                                           NET AMOUNT     AS A % OF
INVESTMENT AMOUNT      OFFERING PRICE(1)    INVESTED    OFFERING PRICE(2)
-----------------      -----------------   ----------   -----------------
Under $25,000                 5.75%           6.10%              5.00%
$25,000 to $49,999            5.00%           5.26%              4.50%
$50,000 to $99,999            4.50%           4.71%              4.00%
$100,000 to $249,999          3.50%           3.63%              3.00%
$250,000 to $499,999          2.50%           2.56%              2.00%
$500,000 to $999,999          1.50%           1.52%              1.20%
$1 million and over          None(3)          None              0.80%(4)

(1) The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places. Please refer to the SAI for additional information.

(2) The portion of the sales charge the distributor, CUNA Brokerage, pays to broker/dealers for selling the funds' shares. The broker/dealer passes along a portion of this compensation to your financial representative. From time-to-time, the distributor, at its discretion, may pass along to the broker/dealers the entire sales charge paid as a percentage of offering price as part of a sales program, although it has not done so as of the date of this prospectus.

(3) A contingent deferred sales charge (CDSC) may be assessed on certain purchases of Class A shares of over $1,000,000 at a rate of 1.0% in the first year and 0.5% in the second year following the purchase.

(4) The distributor may pay a commission up to 0.8% on certain purchases of Class A shares over $1,000,000 on which no initial sales charge was paid, with a maximum commission of 0.5% on purchases over $3,000,000.

Generally, as the amount of purchase increases, the percentage used to determine the sales load decreases. In addition to a single mutual fund purchase, you may be entitled to receive a discount or qualify to purchase Class A shares without a sales charge based on rights of accumulation or by using a letter of intent as described below.

CLASS A SALES CHARGE REDUCTIONS AND WAIVERS

In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or MEMBERS Mutual Funds at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, including account statements of all relevant accounts invested in the MEMBERS Mutual Funds, to verify you are eligible for a reduction or waiver of sales charges.

FOR BOTH THE CLASS A SHARE SALES CHARGE REDUCTION AND WAIVER PRIVILEGES, THE TERM "IMMEDIATE FAMILY" IS DEFINED AS YOU, YOUR SPOUSE AND YOUR CHILDREN UNDER THE AGE OF 21.

CLASS A SALES CHARGE REDUCTIONS

There are several ways investors and certain qualified pension plans may combine multiple purchases to reduce Class A sales charges:

RIGHTS OF COMBINATION. Purchases may be combined to reduce Class A sales charges if made by:

     - you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

     - a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

     - groups which qualify for the Group Investment Program as described in the SAI.

RIGHTS OF ACCUMULATION. You may add the current market value of your existing holdings in any fund and class of shares of the MEMBERS Mutual Funds (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing investments in your MEMBERS variable annuity contract may also be taken into account to determine your Class A sales charges.

LETTER OF INTENT. You may purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (LOI). Such an investment (including combinations) must aggregate at least $25,000 during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. For the purposes of calculating if the total investment amount specified in the LOI has been met, historical cost of the original shares purchased will be used, and reinvested dividends and capital gains are not included. A small portion of the initial purchase (approximately 5% of the aggregate) will be held in escrow to cover the difference in Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the sales charge reduction you received. The escrowed shares will be released upon completion of the LOI or at the end of the 13-month period, whichever comes first.

CLASS A SALES CHARGE WAIVERS

Class A shares may be purchased without front-end sales charges by the following individuals and institutions:

     - Credit union employees and their immediate family, when purchasing shares for their own personal accounts.

     - Registered representatives of broker/dealers and registered investment advisors authorized to sell the funds when purchasing shares for their own account or for the benefit of their immediate family.

     - Individuals and their immediate family who within the past twelve months were trustees, directors, officers, or employees of the CUNA Mutual Group or any of its affiliated companies, or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons, provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described in this prospectus may apply.

     - Individuals and their immediate family who within the past twelve months were trustees or employees of the MEMBERS Mutual Funds and Ultra Series Fund Boards of Trustees; or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

     - Individuals and their immediate family who are trustees, directors, officers or employees of the adviser, subadviser, or service providers of the MEMBERS Mutual Funds.

     - Credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the internal revenue code.

     - Certain qualified defined benefit or qualified defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

Class A shares may be purchased without front-end sales charges in the following transactions:

     - In fee-based accounts under an agreement with the distributor or investment adviser of MEMBERS Mutual Funds.

     - With proceeds from the liquidation of a CUNA Mutual-affiliated pension product. (For employees of CUNA Mutual Group or any of its affiliated companies the sales charge waiver applies provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charge as described in this prospectus may apply.

     - In Retirement Health Care Funding Program accounts (FAS 106) and Employee Option Plan accounts administered by CUNA Mutual Group.

     - Reinvestment of dividends or capital gains from one of the MEMBERS Mutual Funds.

     -    By exchange from one MEMBERS Mutual Fund to another.

     - Pursuant to the funds' reinstatement or reinvestment privilege (see the SAI for more information).

     - From the proceeds of shares of another MEMBERS Mutual Funds account on which a load was already paid.

CLASS B SHARES


Class B shares are sold without any initial sales charge. The distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. Class B shares automatically convert to Class A shares, based on relative net asset value, at the end of the eighth year after purchase.


For Class B shares, a contingent deferred sales charge (CDSC) may be applied on shares you sell within six years of purchase as indicated below.

YEARS AFTER PURCHASE    1     2      3     4     5     6      7
--------------------   ---   ---   ----   ---   ---   ---   ----
CDSC                   4.5%  4.0%  3.5%   3.0%  2.0%  1.0%  None

The CDSC is based on the original purchase cost or the current net asset value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. Certain withdrawals, including those made through a systematic withdrawal program, may not be subject to a CDSC. For more information, see "Class B CDSC Waivers," page 15.

For purposes of computing CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month. To minimize your CDSC, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that you have owned for the longest period of time. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

     For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

                                             PRICE PER     SHARES     TOTAL   ACCOUNT
DATE                         ACTION            SHARE     PURCHASED   SHARES    VALUE
----                  --------------------   ---------   ---------   ------   -------
January 1, Year 1     Purchased shares          $10         100        10     $1,000
December 31, Year 1   Reinvested dividends      $15          10        11     $1,650
January 1, Year 2     Purchased shares          $15         100        21     $3,150
December 31, Year 2   Reinvested dividends      $20          21        23     $4,620
January 1, Year 3     Purchased shares          $20         100        33     $6,620

Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3).
You would incur the following CDSC charges:

TYPE OF SHARES SOLD (IN ORDER)                AMOUNT    CDSC (%)   CDSC ($)
------------------------------                ------    --------   --------
Share price increases of purchased shares     $1,500    None          None
Dividends (including share price increases)   $  620    None          None
Aged Shares (oldest sold first):
Purchased January 1, Year 1                   $1,000     3.5%(1)    $35.00
Purchased January 1, Year 2                   $  880(2) 4.0%(1)    $35.20
TOTAL                                         $4,000    1.75%(3)    $70.20

(1)  As a percentage of original purchase payment.

(2) $620 of the original $1,500 purchase payment would remain available for redemption.

(3)  As a percentage of the amount redeemed.

CLASS B CONTINGENT DEFERRED SALES CHARGE (CDSC) WAIVERS

In order to ensure you receive a waiver of the CDSC on redemptions of your Class B shares, you need to notify your financial representative or MEMBERS Mutual Funds that you qualify for such a waiver at the time you redeem the shares. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.

The CDSC may be waived on redemptions of Class B shares under the following circumstances:

     - If you have established a systematic withdrawal plan, as long as the redemptions do not exceed 12% of the value of an account annually (calculated at the time of the withdrawal).

     -    Due to death or disability.

     - For the following types of transactions in individual retirement accounts (IRAs) or other qualified retirement plans described under section 401(a), unless otherwise noted:

          -    returns of excess contributions;

          -    qualified hardship withdrawals; and

          - required minimum distributions or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).


     - Pursuant to the Trust's right to liquidate small accounts (see "General Policies-Small Accounts," page 20).


Please refer to the SAI or the funds' website at www.membersfunds.com for additional information on sales charge reductions and waivers. The SAI is available free of charge, upon request, by calling 1-800-877-6089 . The funds' website includes hyperlinks to the information provided herein and to the additional information that is referenced in the SAI.

REDEMPTION FEES


You will be charged a 2% redemption fee if you redeem or exchange Class A shares of the Conservative, Moderate and Aggressive Allocation Funds (collectively, the Allocation Funds) within five(5) business days of purchase. MEMBERS Mutual Funds' Class B shares are not subject to redemption fees at this time.


All redemption fees charged are for the benefit of the then current shareholders and paid directly to the fund from which the shares were redeemed to help offset any trading costs, market impact and/or other costs associated with short-term trading in and out of the funds.

Redemption fees are assessed on the current market value of the shares being redeemed. For the purpose of applying the redemption fee, shares will be redeemed in the order of their purchase with those held the longest being redeemed first. Shares transferred to a different account registration or converted to a different share class will retain their original purchase date and continue to be subject to redemption fees.

REDEMPTION FEE WAIVERS

The 2% redemption fee will not be charged to:

     - Shares redeemed that are acquired through the automatic reinvestment of dividends and capital gain distributions.

     - Shares redeemed under a regularly scheduled systematic withdrawal, systematic exchange, or automatic account rebalancing program (see "Additional Investor Services," page 19).

     -    Shares redeemed due to death or disability.

     - Shares redeemed for the following types of transactions in individual retirement accounts (IRAs) other qualified retirement plans described under section 401(a) and 457 non-qualified deferred compensation plans, unless otherwise noted:

          -    returns of excess contributions;

          -    qualified hardship withdrawals; and

          - required minimum distributions or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).


     - Shares redeemed pursuant to the Trust's right to liquidate small accounts (see "General Policies-Small Accounts," page 20).


     - Shares redeemed in fee-based accounts under agreement with the distributor or investment adviser of MEMBERS Mutual Funds.

     - Shares redeemed in certain omnibus and financial intermediary accounts where the omnibus or intermediary account holder does not have the capability to impose a redemption fee on its underlying customers' accounts.

The funds reserve the right to waive or impose redemption fees or withdraw waivers at their discretion, to the extent permitted by law. In addition, the funds reserve the right to modify or eliminate redemption fees or waivers without giving advance notice to shareholders, but any such modification or elimination will be imposed prospectively only.

DISTRIBUTION AND SERVICE PLANS

SERVICE FEES. Each fund pays its principal underwriter, CUNA Brokerage, a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CUNA Brokerage to cover its costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with CUNA Brokerage for their costs of servicing shareholder accounts. CUNA Brokerage may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

DISTRIBUTION OR "12B-1" FEES (CLASS B ONLY). The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the terms of the plan, each fund pays CUNA Brokerage a fee equal to 0.75% of the average daily net assets attributable to Class B shares of that fund. CUNA Brokerage may use this fee to cover its distribution-related expenses of broker/dealers (including commissions paid for selling Class B shares). This fee increases the cost of investment in the Class B shares of a fund, and over time may cost more than paying the initial sales charge for Class A shares.

OTHER COMPENSATION TO BROKER/DEALERS

Periodically, the distributor may conduct or pay for educational meetings for the purpose of training representatives selling MEMBERS Mutual Funds.

SELLING SHARES

The following explains how to sell your shares by letter, phone, exchange, or Internet. You may sell shares at any time. Upon request, your shares will be sold at the next net asset value (NAV) calculated after your order is accepted in good order by the fund. Your order will be processed promptly.

In certain circumstances, you will need to make your request to sell shares in writing, which may require sending additional documents. In addition, you will need to obtain a STAMP2000 MEDALLION SIGNATURE GUARANTEE "SIGNATURE GUARANTEE" if the redemption is:

     -    over $50,000;

     -    made payable to someone other than the registered shareholder(s); or

     - mailed to an address other than the address of record, or an address that has been changed within the last 30 days.

You can generally obtain a signature guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a signature guarantee. MEMBERS MUTUAL FUNDS RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE ON ANY REDEMPTION.

                                    BY LETTER
          (AVAILABLE FOR ACCOUNTS OF ANY TYPE AND SALES OF ANY AMOUNT.)

Write a letter of instruction indicating your account number, fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell. Mail your letter, and any other required materials, to MEMBERS Mutual Funds using the address on page 9. A check will be mailed to the name and address in which the account is registered.

IF YOU ARE:                      A WRITTEN LETTER OF INSTRUCTION TO SELL SHARES MUST INCLUDE:

   An owner of an individual,    -    The signatures and titles of all persons authorized to
   Joint, sole proprietorship,        sign for the account, exactly as the account is
   UGMA/UTMA (custodial               registered.
   accounts for minors) or
   general partner accounts      -    Signature guarantee if applicable.

   An owner of a corporate or    -    Corporate resolution, certified within the past 60
   association account                days, specifying the individual(s) authorized to sell
                                      securities.

                                 -    On the letter and the resolution, the signature of the
                                      person(s) authorized to sign for the account.

                                 -    Signature guarantee if applicable.

   An owner or trustee of a      -    The signature(s) of the trustee(s).
   trust account
                                 -    If the names of all trustees are not registered on the
                                      account, also provide a copy of the trust document
                                      certified within the past 60 days, specifying the
                                      individual(s) authorized to sell securities.

                                 -    Signature guarantee if applicable.

   A joint tenancy shareholder   -    The signature of the surviving tenant.
   whose
                                 -    Certified copy of death certificate of the deceased
                                      co-tenant.

                                 -    Tax waiver (if applicable in your state).

   Deceased                      -    Signature guarantee if applicable.

   An executor of a              -    The signature of the executor.
   shareholder's estate
                                 -    Copy of the order appointing the executor, certified
                                      within the past 60 days.

                                 -    Tax waiver (if applicable in your state).

                                 -    Signature guarantee required.

   For other account types not   -    Call MEMBERS Mutual Funds at 1-800-877-6089 for
   listed above                       instructions.

                                    BY PHONE
            (AVAILABLE FOR MOST ACCOUNTS AND SALES OF UP TO $50,000.)

To place your redemption order, call MEMBERS Mutual Funds between 8:00 A.M. and 7:00 P.M. Central Time or use our automated touchtone services 24-hours a day. Redemption requests may be placed on all business days (excluding market holidays). Checks are mailed the next business day after the redemption request is effective.

Redemption proceeds can be sent by electronic funds transfer (EFT) provided that you have pre-authorized banking information on file with MEMBERS Mutual Funds. Redemption proceeds from EFT transactions are generally available by the second business day. MEMBERS Mutual Funds does not charge for EFT, however, your credit union or other financial institution may charge a fee for this service.

Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds. A $10 fee will be deducted from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.

                                   BY EXCHANGE
          (AVAILABLE FOR ACCOUNTS OF ANY TYPE AND SALES OF ANY AMOUNT.)

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

                                   BY INTERNET

Not currently available.

  REDEMPTION REQUESTS RECEIVED AND ACCEPTED BY THE FUND AFTER 3:00 P.M. CENTRAL TIME (4:00 P.M. EASTERN) WILL BE PROCESSED USING THE NEXT DAY'S NET ASSET VALUE.

GENERAL POLICIES

LIMITATION ON PURCHASES. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. We do not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U. S. dollars and drawn on or from U.S. credit unions or other financial institutions. ADDITIONALLY, WE WILL NOT NORMALLY ACCEPT PURCHASE ORDERS OF $50,000 OR MORE FOR CLASS B SHARES FROM A SINGLE INVESTOR.

PRICING OF FUND SHARES. The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3 P.M. Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 P.M. Central Time will be processed using the next day's NAV.


For all funds, a fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Since the assets of each Allocation Fund consist primarily of shares of the underlying funds, the NAV of each Allocation Fund is determined based on the NAVs of the underlying funds.



Because each Allocation Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that MCA will need to "fair" value any of the investments of the Allocation Funds. However, an underlying fund may need to "fair" value one or more of its investments. The following fair valuation policy is followed by MCA with respect to the underlying funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is somewhat similar.



If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, MCA may value the security or investment using procedures approved by the underlying funds' board of trustees that are designed to establish its "fair" value. The fair valuation procedures may be used to value any investment of any underlying fund in the appropriate circumstances. Securities and other investments valued at their "fair" value entail significantly greater valuation risk than do securities and other investments valued at an established market value.



MCA relies on its fair value procedures most often in connection with FOREIGN SECURITIES whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before 3:00 P.M. Central Time. In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent "fair value" pricing service. Nonetheless, MCA separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.



Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by MCA under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) MCA had it used a different methodology to value the security. The Trust and MCA cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.



To the extent the funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such underlying funds' shares may change on days when shareholders will not be able to purchase or redeem the underlying funds' shares.


BUY AND SELL PRICES. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC and redemption fee. Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by MEMBERS Mutual Funds.

DISCLOSURE OF PORTFOLIO INFORMATION. The fund may make selective disclosure of portfolio information to various service providers. For more information on these disclosures please refer to the SAI.

EXECUTION OF REQUESTS. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

FREQUENT TRADING. Excessive or short-term trading in fund shares may harm a fund's performance, and thereby harm other shareholders in the fund, in three respects. First, frequent traders may exploit the fact that a fund has calculated its NAV using closing prices of securities that are no longer current, thereby diluting the value of long-term shareholders' interests in a fund. Second, to meet higher levels of redemptions caused by frequent traders, a fund may be required to maintain a larger percentage of the fund's assets in cash or be forced to liquidate certain holdings at inopportune times, thereby compromising portfolio management strategies. Third, frequent purchases and redemptions by frequent traders will cause a fund to incur greater expenses for buying and selling securities, which are borne by all fund shareholders.

The Trust, on behalf of each of the funds, has adopted policies and procedures with respect to frequent traders. Included in the policies and procedures are the several methods MEMBERS Mutual Funds currently employs to detect and deter frequent traders, including:

     -    applying exchange limit guidelines,

     -    charging redemption fees on short-term trades,

     -    selectively monitoring trade activity, and

     - exercising broad authority to take discretionary action against frequent traders and against particular trades, including delaying payment of the proceeds from the redemption of fund shares for up to seven days, and identifying frequent traders and restricting their trading privileges or expelling them from a fund.

In addition to the above, to combat dilution of the value of long-term shareholders' interests in a fund, a fund may employ fair valuation procedures on the securities it holds in its portfolio, as described in "Pricing of Fund Shares" above.

Each of the above methods to protect the interests of investors involves judgments that are inherently subjective, although MEMBERS Mutual Funds and its service providers seek to make judgments that are consistent with long-term investors' interests. Moreover, each of these methods involves some selectivity in their application. While the funds seek to take actions that will detect and deter frequent trading, they cannot assure that such activity can be completely eliminated. For instance, the funds may not be able to identify or reasonably detect or deter frequent trading transactions that are facilitated by financial intermediaries or made through the use of omnibus accounts that transmit purchase, exchange, and redemption orders to the funds on behalf of their customers who are the beneficial owners.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the caller's identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a credit union or other financial institution account.

INTERNET TRANSACTIONS. For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized access.

HOUSEHOLDING. To reduce shareholder service expenses, MEMBERS Mutual Funds intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to MEMBERS Mutual Funds.

ACCOUNT STATEMENTS. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.

SMALL ACCOUNTS. Due to the high fixed cost of maintaining mutual fund accounts, MEMBERS Mutual Funds reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, MEMBERS Mutual Funds may sell your shares and mail the proceeds to you at your address of record.

ADDITIONAL INVESTOR SERVICES

SYSTEMATIC INVESTMENT PROGRAM. You may set up regular investments from your credit union or other financial institution account to the fund of your choice. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments must be made at least once each quarter and may be as little as $25 per transaction ($50 minimum per fund per month). Systematic investments may be transacted twice monthly, monthly, bimonthly, or quarterly. For more information on purchase minimums, see the table on page 10. To take advantage of the systematic investment program, complete the appropriate parts of your account application or work with your financial representative.

PAYROLL DEDUCTION/DIRECT DEPOSIT PROGRAM. If your employer supports a payroll deduction program, you may set up regular investments from your payroll to the fund of your choice. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments may be as little as $25 per transaction ($50 minimum per fund per month). For more information on purchase minimums, see the table on page 10. To take advantage of the payroll deduction program, complete the MEMBERS Payroll Deduction/Direct Deposit Form or work with your financial representative. A new account application must accompany the form if you are opening a new account.

SYSTEMATIC WITHDRAWAL PROGRAM. If your account balance is at least $5,000, you may make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. You determine the frequency (no less than monthly), day of the month, and amount of your withdrawal, and you may terminate the program at any time. Each systematic withdrawal must be at least $50 per fund. On B share accounts, no CDSC will be charged on systematic withdrawals of no more than 12% of your account's value annually. To take advantage of the systematic withdrawal program on an existing account, contact your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

SYSTEMATIC EXCHANGE PROGRAM. If your account balance is at least $5,000, you may exchange your shares for the same class of shares of other MEMBERS Mutual Funds under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchange, and you may terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or contact your financial representative.

AUTOMATIC ACCOUNT REBALANCING. If your Class A share account balance is at least $25,000, you may request automatic account rebalancing on a semi-annual or annual basis. You may select a model fund allocation that MEMBERS Mutual Funds has defined, or you may build your own portfolio. To take advantage of the automatic rebalancing program, simply complete the MEMBERS Mutual Funds Automatic Account Rebalancing Form or contact your financial representative. A new account application must accompany the form if you are opening a new account.

RETIREMENT PLANS. Shares of MEMBERS Mutual Funds may be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 403(b)(7) arrangements, code section 457 non-qualified deferred compensation plans, and other pension and profit sharing plans (availability may vary in Puerto Rico). Using these plans, you may open an account with either a minimum initial investment or by setting up a systematic investment program. To find out more, call MEMBERS Mutual Funds at 1-800-877-6089.

DISTRIBUTIONS AND TAXES

The funds generally distribute most or all of their net earnings in the form of dividends. Capital gains, if any are typically distributed in December. The timing of the dividend payments for the Allocation Funds are declared annually and paid annually.

DIVIDEND REINVESTMENTS. Many investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payment date. Alternatively, you can choose to have a check for your dividends mailed to you. HOWEVER, IF, FOR ANY REASON, THE CHECK IS NOT DELIVERABLE, YOUR DIVIDENDS WILL BE REINVESTED AND NO INTEREST WILL BE PAID ON AMOUNTS REPRESENTED BY THE CHECK.

TAXABILITY OF DISTRIBUTIONS. Distributions that you receive from a fund are generally taxable. Likewise, distributions in the form of dividends, whether reinvested or taken as cash, also are generally taxable to the recipient. Dividends representing a fund's long-term capital gains distributions are taxable as long-term capital gains. Dividends paid from the net investment income may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitute "qualified dividends." Dividends paid from a fund's net investment income that do not constitute "qualified dividends" and dividends representing a fund's short-term capital gains are generally taxable as ordinary income.


TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event to you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a capital gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. The Form 1099 that is mailed to you every January details your dividends and taxable transactions and their federal tax category. For more general information on taxes, refer to the SAI. Please consult a tax professional for more complete information and advice specific to your situation as well as for the tax rules specific to your state.

INVESTMENT ADVISER


The investment adviser for MEMBERS Mutual Funds is MEMBERS Capital Advisors, Inc. (MCA), 5910 Mineral Point Road, Madison, WI 53705. MCA was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates). MCA has over $13.5 billion of assets under management as of December 31, 2005. MCA manages all funds using a team approach consisting of a lead portfolio manager, supporting analysts, and the guidance of MCA's other equity and fixed income portfolio managers.



As payment for its services as the investment adviser, MCA receives a management fee of 0.20% for the Allocation Funds based upon the average daily net assets of each fund, which is computed and accrued daily and paid monthly. No management fees were paid to MCA for the previous fiscal year because the Allocation Funds did not begin operations until June 30, 2006.



A discussion regarding the basis for the approval of the Funds' investment advisory contracts by the Funds' Board of Trustees is contained in the Funds' semiannual report to shareholders for the period ended April 30, 2006.


PORTFOLIO MANAGEMENT


Mr. Scott D. Opsal, CFA of MCA manages the assets of the ALLOCATION FUNDS. Mr. Opsal, Managing Director, Portfolio Manager, Equities of MCA, has been involved in portfolio management of stock funds since he joined the firm in 2003 and currently manages the assets of the MEMBERS and Ultra Series Large Cap Value Funds. He also serves as utilities stock analyst supporting all of the MCA-managed stock portfolios and leads the development and implementation of common stock analysis and portfolio risk management tools used throughout the common stock portfolio management process. Prior to joining MCA, Mr. Opsal served as analyst, portfolio manager, Director of Research and Chief Investment Officer with Invista Capital Management (1983-2002).


INFORMATION REGARDING THE PORTFOLIO MANAGER'S COMPENSATION, OWNERSHIP OF SECURITIES IN THE FUNDS AND THE OTHER ACCOUNTS MANAGED CAN BE FOUND IN THE SAI.

FINANCIAL HIGHLIGHTS


Financial highlights are not available because the Allocation Funds are new. Financial highlights will be included once the Allocation Funds have audited financial statements covering a period of at least six months.

MORE INFORMATION ABOUT MEMBERS MUTUAL FUNDS

THE FOLLOWING DOCUMENTS CONTAIN MORE INFORMATION ABOUT THE FUNDS AND ARE AVAILABLE FREE UPON REQUEST:

Statement of Additional Information (SAI). The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.

Annual and Semiannual Reports. Once available, the Allocation Funds' annual and semiannual reports will provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting Documents. You may request a copy of any of these reports, make shareholder inquiries, or request further information about the funds by contacting your financial representative or by contacting the funds at: MEMBERS Mutual Funds, P O Box 8390, Boston, MA 02266-8390; telephone: 1-800-877-6089;
internet: www.membersfunds.com.

Public Information. You can review and copy information about the funds, including the SAI, at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the funds also are available on the EDGAR database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-0102.


                                                              Investment Company
                                                               File No.811-08261

PRIVACY NOTICE

MEMBERS Capital Advisors values the trust and confidence you place in us by investing in the MEMBERS Mutual Funds. We have adopted policies and practices designed to protect your personal information. Protecting your privacy is paramount in our dedication to providing you with optimal service, as well as offering you a variety of investment products.

PERSONAL INFORMATION WE COLLECT

We only collect information about you that is necessary to establish and administer your account and communicate information about new opportunities to meet your financial goals, including:

     - information we receive from your application or other forms you provide us such as name, address, age, Social Security number, name of your beneficiary(ies), etc.; and information about your transactions with us such as the type of product you buy, the shares you purchase, your method of purchase, etc.

PERSONAL INFORMATION WE MAY DISCLOSE

We may disclose the information we collect about you, as described above and as permitted by law, to affiliates and non-affiliates when necessary to process your transactions or service your account. Some examples of information we may disclose include:

     -    information to process account transactions you request or authorize;

     - information to perform data processing services to maintain your records;

     - information to perform services on our behalf, such as to print and distribute mailings or fund reports; and

     - information shared in connection with legal proceedings, such as responding to a subpoena.

PROTECTIONS WE PLACE ON YOUR PERSONAL INFORMATION

We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. These practices comply with federal and state regulations and include, among other things:

     - restricting access of nonpublic personal information to designated personnel on a "need to know" basis to provide you products or services;

     - restricting access of nonpublic personal information to designated personnel responsible for maintaining information security practices; and prohibiting disclosure of nonpublic personal information of former customers to unaffiliated third parties unless required by law.

MEMBERS Capital Advisors' goal is to help our customers achieve their financial aspirations. We appreciate your business and look forward to serving your long-term investment needs. In light of the various ways our products are distributed, you may also receive other privacy notices from your financial representative or the broker/dealer with whom you conduct your business. Please read these notices carefully - protecting personal information should be everyone's business. If you have questions about our privacy practices, please call us at 1-800-877-6089.

               (THE PRIVACY NOTICE IS NOT PART OF THE PROSPECTUS.)

                       STATEMENT OF ADDITIONAL INFORMATION

                             MEMBERS(R) MUTUAL FUNDS
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE TWO EFFECTIVE PROSPECTUSES FOR THE MEMBERS MUTUAL FUNDS (THE "TRUST"), WHICH ARE REFERRED TO HEREIN. THE PROSPECTUSES CONCISELY SET FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. FOR A COPY OF THE TRUST'S PROSPECTUS DATED FEBRUARY 28, 2006 OR THE ALLOCATION FUNDS PROSPECTUS DATED JUNE 30 2006, PLEASE CALL 1-800-877-6089 OR WRITE MEMBERS MUTUAL FUNDS, P.O. BOX 8390, BOSTON, MA 02266-8390.


THE TRUST'S AUDITED FINANCIAL STATEMENTS ARE INCORPORATED HEREIN BY REFERENCE TO THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005, WHICH HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND PROVIDED TO ALL SHAREHOLDERS. FOR A COPY OF THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, PLEASE CALL MEMBERS MUTUAL FUNDS AT 1-800-877-6089.


                                  June 30, 2006

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
GENERAL INFORMATION......................................................     1

INVESTMENT PRACTICES.....................................................     1
   Lending Portfolio Securities..........................................     1
   Restricted and Illiquid Securities....................................     1
   Options on Securities and Securities Indices..........................     1
   Swap Agreements.......................................................     3
   Futures Contracts and Options on Futures Contracts....................     4
   Foreign Transactions..................................................     5
   Certain Bond Fund Practices...........................................     9
   Lower-Rated Corporate Debt Securities.................................     9
   Other Debt Securities.................................................    10
   Convertible Securities................................................    10
   Repurchase Agreements.................................................    11
   Reverse Repurchase Agreements.........................................    11
   U.S. Government Securities............................................    11
   Forward Commitment and When-Issued Securities.........................    12
   Mortgage-Backed and Asset-Backed Securities...........................    12
   Other Securities Related to Mortgages.................................    12
   Real Estate Investment Trusts.........................................    14
   Exchange Traded Funds.................................................    14
   Shares of Other Investment Companies..................................    15
   Types of Investment Risk..............................................    15
   Higher-Risk Securities and Practices..................................    16

FUND NAMES...............................................................    18

INVESTMENT LIMITATIONS...................................................    18

TEMPORARY DEFENSIVE POSITIONS............................................    19

PORTFOLIO TURNOVER.......................................................    19

MANAGEMENT OF THE TRUST..................................................    19
   Trustees and Officers.................................................    20
   Trustee Compensation..................................................    22
   Committees............................................................    22
   Trustee Holdings......................................................    22

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST...........    22

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES..........    23

PORTFOLIO MANAGEMENT.....................................................    23
   The Management Agreement..............................................    23
   The Management Agreements with Subadvisers............................    24

PORTFOLIO MANAGERS.......................................................    25

TRANSFER AGENT...........................................................    34

CUSTODIAN................................................................    34

DISTRIBUTION.............................................................    34
   Principal Underwriter and Distribution of Fund Shares.................    34
   Distribution (12b-1) Plans And Agreement..............................    34

BROKERAGE................................................................    35

PROXY VOTING POLICIES, PROCEDURES AND RECORDS............................    37

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS...............................    37

CODE OF ETHICS...........................................................    38

HOW SECURITIES ARE OFFERED...............................................    38
   Shares of Beneficial Interest.........................................    38
   Voting Rights.........................................................    39
   Limitation of Shareholder Liability...................................    39
   Limitation of Trustee and Officer Liability...........................    39
   Limitation of Interseries Liability...................................    39

NET ASSET VALUE OF SHARES................................................    39
   Cash Reserves Fund....................................................    39
   Portfolio Valuation...................................................    40

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................    40
   Federal Tax Status of the Funds.......................................    41
   Shareholder Taxation..................................................    42

MORE ABOUT PURCHASING AND SELLING SHARES.................................    44
   Offering Price........................................................    45
   Initial Sales Charge on Class A Shares................................    45
   Deferred Sales Charge on Class B Shares...............................    46
   Special Redemptions...................................................    47

ADDITIONAL INVESTOR SERVICES.............................................    47
   Systematic Investment Program.........................................    47
   Systematic Withdrawal Program.........................................    47
   Exchange Privilege and Systematic Exchange Program....................    47
   Reinstatement or Reinvestment Privilege...............................    47

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    48

FINANCIAL STATEMENTS.....................................................    48

APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES.............    49

GENERAL INFORMATION

The MEMBERS Mutual Funds (the "Trust") is a diversified open-end investment company consisting of separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s) and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds currently available are CASH RESERVES, BOND, HIGH INCOME, BALANCED, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH and INTERNATIONAL STOCK FUNDS, and the CONSERVATIVE ALLOCATION, MODERATE ALLOCATION AND AGGRESSIVE ALLOCATION FUNDS (COLLECTIVELY, "ALLOCATION FUNDS").

The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. Currently under Delaware law, business trusts organized in Delaware are now referred to as "statutory trusts." As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.

INVESTMENT PRACTICES

The MEMBERS Mutual Funds' prospectuses describes the investment objectives and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectuses.

Since each Allocation Fund will invest in shares of other investment companies, to the extent that an investment practice described below describe specific securities, if an Allocation Fund engages in that investment practice, it will typically do so indirectly, through its investment in underlying funds.

LENDING PORTFOLIO SECURITIES

Each fund, except the CASH RESERVES FUND, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 102% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, MEMBERS Capital Advisors, Inc., to be creditworthy and will not be made unless, in MEMBERS Capital Advisors' judgment, the consideration to be earned from such loans would justify the risk.

When a fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the fund held the securities. See "Dividends, Distributions and Taxes."

RESTRICTED AND ILLIQUID SECURITIES

Each fund may invest in illiquid securities up to the percentage limits described on page 18 in the Higher-Risk Securities and Practices table below. MEMBERS Capital Advisors or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Thus, it is up to the Investment Adviser to determine if any given security is illiquid. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.

Illiquid investments often include repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Trust's board of trustees or by the Investment Adviser or subadviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the INTERNATIONAL STOCK and HIGH INCOME FUNDS of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Writing Options. Each fund, except the CASH RESERVES FUND, may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, in the investment adviser's discretion, a written call option or put option may be covered in other ways such as maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

Each fund, except the CASH RESERVES FUND, may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. Each fund, except the CASH RESERVES FUND, may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Yield Curve Options. The BOND, HIGH INCOME and BALANCED FUNDS may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the BOND, HIGH INCOME and BALANCED FUNDS will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each fund, except the CASH RESERVES FUND, may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "Commission") changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

SWAP AGREEMENTS

Each fund, except the CASH RESERVES FUND, may enter into interest rate, credit default, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return. Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund's obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the "net amount"). A fund's obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.

Whether a fund's use of swap agreements enhances its total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Investment Adviser will cause a fund to enter into swap agreements only with counterparties that are eligible as repurchase agreement counterparties under the fund's repurchase agreement guidelines.

Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each fund, except the CASH RESERVES FUND, may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty of (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted, a fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on most of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The funds which may invest in futures transactions and related options transactions have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" section later in this document).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

FOREIGN TRANSACTIONS

Foreign Securities. Each fund may invest in foreign securities (as defined below), although the CASH RESERVES FUND is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment in foreign securities are set forth in the prospectus and in the Higher-Risk Securities and Practices Table found later in this document.

Foreign securities refers to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and foreign money market securities. However, any dollar denominated security that is part of the Merrill Lynch U.S. Domestic Market Index is not considered a foreign security.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. Each fund may invest in ADRs; and each fund, except the CASH RESERVES FUND, may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. Each fund, except the CASH RESERVES FUND, may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MEMBERS Capital Advisors and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each fund, except the CASH RESERVES FUND, may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The HIGH INCOME, MID CAP GROWTH and INTERNATIONAL STOCK FUNDS may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. Each fund, except the CASH RESERVES FUND, may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities a fund intends to purchase. Each such fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.

Options on Foreign Currencies. Each fund, except the CASH RESERVES FUND, may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Risks Associated with Options Transactions" section earlier in this document for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Each fund, except the CASH RESERVES FUND, may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher-Risk Securities and Practices" table later in this document for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Interest Rate Swaps, Credit Default Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. Each fund, except the CASH RESERVES FUND, may each enter into interest rate, credit default and currency swaps for hedging purposes and to seek to increase total return. The BOND, BALANCED and HIGH INCOME FUNDS may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The HIGH INCOME FUND typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these two funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The HIGH INCOME FUND only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of each fund, except the CASH RESERVES FUND, would be less favorable than it would have been if this investment technique were not used.

In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a segregated account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Securities and Exchange Commission takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.

CERTAIN BOND FUND PRACTICES

The BOND, HIGH INCOME and BALANCED FUNDS (collectively, the "bond funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the BOND and BALANCED FUNDS will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. The HIGH INCOME FUND may invest all of its assets in non-investment grade securities. See "Lower-Rated Corporate Debt Securities" below for a description of these securities and their attendant risks.

All three bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The BOND and BALANCED FUNDS will invest only in futures and options which are traded on U.S. exchanges or boards of trade. The HIGH INCOME FUND may invest in non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date, but do not include mortgage backed security "dollar rolls".

LOWER-RATED CORPORATE DEBT SECURITIES

As described in the prospectus, each fund, except the CASH RESERVES FUND, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

OTHER DEBT SECURITIES

Zero Coupon, Deferred Interest and Pay-in-Kind. The BOND, BALANCED, HIGH INCOME and MID CAP GROWTH FUNDS may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on its investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Shareholder Taxation" later in this document.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. Each fund may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The HIGH INCOME FUND may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

CONVERTIBLE SECURITIES

Each fund, except the CASH RESERVES FUND, may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the HIGH INCOME FUND invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.

U.S. GOVERNMENT SECURITIES

Each fund may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. U.S. Government Securities may also include zero coupon bonds.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Each fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The BOND, HIGH INCOME, BALANCED and LARGE CAP VALUE FUNDS may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

The BOND FUND may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the BOND FUND may purchase securities issued by pools that are structured, serviced, or otherwise supported by MEMBERS Capital Advisors or its affiliates.

OTHER SECURITIES RELATED TO MORTGAGES

Mortgage Pass-Through Securities. The BOND, BALANCED and HIGH INCOME FUNDS may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The HIGH INCOME FUND may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The BOND, BALANCED and HIGH INCOME FUNDS may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The following is a description of CMO's and types of CMO's but is not intended to be an exhauster or exclusive list of each type of CMO the fund may invest in. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The BOND, BALANCED and HIGH INCOME FUNDS may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The BOND, BALANCED and HIGH INCOME FUNDS may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The BOND, BALANCED and HIGH INCOME FUNDS may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the BOND, BALANCED and HIGH INCOME FUNDS may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Mortgage Dollar Rolls. The BOND, BALANCED and HIGH INCOME FUNDS may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

REAL ESTATE INVESTMENT TRUSTS

Each fund, except the CASH RESERVES FUND, may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

EXCHANGE TRADED FUNDS (ETFS). Each fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.

ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund's expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.

SHARES OF OTHER INVESTMENT COMPANIES

Each fund, other than the ALLOCATION FUNDS, may invest up to 10% of its assets in shares of other investment companies. Each fund, other than the ALLOCATION FUNDS, currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by MEMBERS Capital Advisors, or any of its affiliates.


The ALLOCATION FUNDS may invest 100% of their assets in shares of other investment companies and will invest substantially all of their assets in shares of other investment companies. As of the date of this prospectus, the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder do not permit the fund to invest in both underlying funds advised by MCA ("affiliated funds") and underlying funds that are advised by investment advisers not affiliated with MCA ("unaffiliated funds"). A new rule under the 1940 Act, effective July 31, 2006, will permit this combination of affiliated and unaffiliated funds, subject to a number of conditions. Until July 31, 2006, the fund will only invest in affiliated funds. As of July 31, the fund intends to rely on the new rule and intends to begin investing in unaffiliated funds.


As a shareowner of another investment company, a fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the fund.

TYPES OF INVESTMENT RISK

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.

Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that a Fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.

HIGHER-RISK SECURITIES AND PRACTICES

SECURITY OR PRACTICE              DESCRIPTION                                      RELATED RISKS
--------------------              ----------------------------------------------   ---------------------------
American Depository Receipts      ADRs are receipts typically issued by a U.S.     Market, currency,
(ADRs)                            financial institution which evidence ownership   information, natural event,
                                  of underlying securities of foreign corporate    and political risks (i.e.,
                                  issuers. Generally, ADRs are in registered       the risks of foreign
                                  form and are designed for trading in U.S.        securities).
                                  markets.

Asset-Backed Securities           Securities backed by pools of commercial         Credit, extension,
                                  and/or consumer loans such as motor vehicle      prepayment, and interest
                                  installment sales, installment loan contracts,   rate risks.
                                  leases of various types of real and personal
                                  property, receivables from revolving credit
                                  (i.e., credit card) agreements and other
                                  categories of receivables.

Borrowing                         The borrowing of money from financial            Leverage and credit risks.
                                  institutions or through reverse repurchase
                                  agreements.

Emerging Market Securities        Any foreign securities primarily traded on       Credit, market, currency,
                                  exchanges located in or issued by companies      information, liquidity,
                                  organized or primarily operating in countries    interest rate, valuation,
                                  that are considered lesser developed than        natural event, and
                                  countries like the U.S., Australia, Japan, or    political risks.
                                  those of Western Europe.

European and Global Depository    EDRs and GDRs are receipts evidencing an         Market, currency,
Receipts (EDRs and GDRs)          arrangement with a non-U.S. financial            information, natural event,
                                  institution similar to that for ADRs and are     and political risks (i.e.,
                                  designed for use in non-U.S. securities          the risks of foreign
                                  markets. EDRs and GDRs are not necessarily       securities).
                                  quoted in the same currency as the underlying
                                  security.

Foreign Money Market Securities   Short-term debt obligations issued either by     Market, currency,
                                  foreign financial institutions or by foreign     information, interest rate,
                                  branches of U.S. financial institutions or       natural event, and
                                  foreign issuers.                                 political risks.

Foreign Securities                Securities issued by companies organized or      Market, currency,
                                  whose principal operations are outside the       information, natural event,
                                  U.S., securities issued by companies whose       and political risks.
                                  securities are principally traded outside the
                                  U.S., or securities denominated or quoted in
                                  foreign currency. The term "foreign
                                  securities" includes ADRs, EDRs, GDRs, and
                                  foreign money market securities.

Forward Foreign Currency          Contracts involving the right or obligation to   Currency, liquidity, and
Exchange Contracts                buy or sell a given amount of foreign currency   leverage risks. When used
                                  at a specified price and future date.            for hedging, also has
                                                                                   hedging, correlation, and
                                                                                   opportunity risks. When
                                                                                   used speculatively, also
                                                                                   has speculation risks.

Futures Contracts (including      In general, an agreement to buy or sell a        Interest rate, currency,
financial futures contracts)      specific amount of a commodity, financial        market, hedging or
                                  instrument, or index at a particular price on    speculation, leverage,
                                  a stipulated future date. Financial futures      correlation, liquidity,
                                  contracts include interest rate futures          credit, and opportunity
                                  contracts, securities index futures contracts,   risks.
                                  and currency futures contracts. Unlike an
                                  option, a futures contract obligates the buyer
                                  to buy and the seller to sell the underlying
                                  commodity or financial instrument at the
                                  agreed-upon price and date or to pay or
                                  receive money in an amount equal to such
                                  price.

Illiquid Securities               Any investment that may be difficult or          Liquidity, valuation and
                                  impossible to sell within 7 days for the price   market risks.
                                  at which the fund values it.

Mortgage-Backed Securities        Securities backed by pools of mortgages,         Credit, extension,
                                  including passthrough certificates, planned      prepayment, and interest
                                  amortization classes (PACs), targeted            rate risks.
                                  amortization classes (TACs), collateralized
                                  mortgage obligations (CMOs), and when
                                  available, pools of mortgage loans generated
                                  by credit unions.

Non-Investment Grade Securities   Investing in debt securities rated below         Credit, market, interest
                                  BBB/Baa (i.e., "junk" bonds).                    rate,

SECURITY OR PRACTICE              DESCRIPTION                                      ELATED RISKS
--------------------              ----------------------------------------------   ---------------------------
                                                                                   liquidity, valuation, and
                                                                                   information risks.

Options (including options on     In general, an option is the right to buy        Interest rate, currency,
financial futures contracts)      (called a "call") or sell (called a "put")       market, hedging or
                                  property for an agreed-upon price at any time    speculation, leverage,
                                  prior to an expiration date. Both call and put   correlation, liquidity,
                                  options may be either written (i.e., sold) or    credit, and opportunity
                                  purchased on securities, indices, interest       risks.
                                  rate futures contracts, index futures
                                  contracts, or currency futures contracts.

Repurchase Agreements             The purchase of a security that the seller       Credit risk.
                                  agrees to buy back later at the same price
                                  plus interest.

Restricted Securities             Securities originally issued in a private        Liquidity, valuation, and
                                  placement rather than a public offering. These   market risks.
                                  securities often cannot be freely traded on
                                  the open market.

Reverse Repurchase Agreements     The lending of short-term debt securities;       Leverage and credit risks.
                                  often used to facilitate borrowing.

Securities Lending                The lending of securities to financial           Credit risk.
                                  institutions, which provide cash or government
                                  securities as collateral.

Shares of Other Investment        The purchase of shares issued by other           Market risks and the
Companies                         investment companies. These investments are      layering of fees and
                                  subject to the fees and expenses of both the     expenses.
                                  MEMBERS Mutual Funds and the other investment
                                  company.

Short-Term Trading                Selling a security soon after purchase or        Market risk.
                                  purchasing it soon after it was sold (a fund
                                  engaging in short-term trading will have
                                  higher turnover and transaction expenses).

Smaller Capitalization            The purchase of securities issued by a company   Market risk.
Companies                         with a market capitalization (i.e., the price
                                  per share of its common stock multiplied by
                                  the number of shares of common stock
                                  outstanding) of less than $2 billion.

Swaps                             The entry into interest rate, index and          Market, liquidity,
                                  currency exchange rate swap agreements whereby   currency, leverage and
                                  the parties agree to exchange rates of return    opportunity risks.
                                  (or differentials therein) earned or realized
                                  on predetermined investments or instruments.

When-Issued Securities and        The purchase or sale of securities for           Market, opportunity, and
Forward Commitments               delivery at a future date; market value may      leverage risks.
                                  change before delivery.

HIGHER-RISK SECURITIES AND PRACTICES TABLE. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only, for actual usage, consult the fund's annual and semi-annual reports.

                                                                LARGE    LARGE    MID      MID
                          CASH               HIGH                CAP      CAP     CAP      CAP     INT'L    CONS.    MOD.     AGG.
                        RESERVES   BOND     INCOME   BALANCED   VALUE   GROWTH   VALUE   GROWTH    STOCK   ALLOC.   ALLOC.   ALLOC.
                        --------   ----     ------   --------   -----   ------   -----   ------   ------   ------   ------   ------
INVESTMENT PRACTICES
Borrowing; Reverse
   Repurchase
   Agreements             30        30       30       30        30      30       30      30       30
Repurchase Agreements      *         *        *        *         *       *        *       *        *
Securities Lending         X        33 1/3   33 1/3   33 1/3    33 1/3  33 1/3   33 1/3  33 1/3   33 1/3
Short-term Trading         *         *        *        *         *       *        *       *        *
When-Issued
   Securities;
   Forward
   Commitments            25        25       25       25        25      25       25       *       25
CONVENTIONAL
   SECURITIES
Shares of Other
   Investment
   Companies              10        10       10       10        10      10       10      10       10         100      100      100
Non-Investment Grade
   Securities              X        20        *       20        20      20       20      20       20
Foreign Securities        25(1)     25       50       25        25      25       25      25        *
Emerging Market
   Securities              X        10       25       15        15      15       15      10       50
Illiquid
   Securities(2)          10        15       15       15        15      15       15      15       15
Restricted Securities     25**      15       30       15        15      15       15      15       15
Mortgage-backed
   Securities              X        50***    30       25***     10       X        X       X        X
DERIVATIVE SECURITIES
   AND CONTRACTS
Swaps, Options and
   Futures Contracts
   -  Swaps                X        15*      15*      15*       15*     15*      15*     15*      15*
   -  Options on
      Securities,
      Indices or
      Currencies           X        10**     10       15        25      25       25      10**     10**
   -  Futures
      Contracts(3)         X        10**     10**     15        25      25       25      10**     10**
   -  Options on
      Futures
      Contracts(3)         X        10**     10**     15        25      25       25      10**     10**
Forward Foreign
   Currency Exchange
   Contracts               X        10**     10       10**      10**    10**     10**    10       10**

(1)  U.S. Dollar-denominated foreign money market securities only.

(2)  Numbers in this row refer to net, rather than total, assets.

(3) Financial futures contracts and related options only, including futures, contracts and options on futures contracts and on currencies.

LEGEND

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

***  Excluding government sponsored agency paper.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

FUND NAMES

In compliance with Rule 35d-1 of the Investment Company Act, a fund name that suggests the fund will focus its investments in a particular industry, group of industries, or type of investment must invest at least 80% of its assets in the particular industry, group of industries, or type of investment that the name suggests. The rule includes, but is not limited to, funds whose names include the terms "small, mid or large capitalization", "municipal and municipal bond", "high-yield", "stock", the name of a country or geographical region, tax-exempt, or an industry name. We believe the BOND, HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, LARGE CAP VALUE, LARGE CAP GROWTH and INTERNATIONAL STOCK FUNDS come under this rule. Shareholders of funds subject to this rule will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or
     (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that each Allocation Fund may invest more than 25% of its assets in any one underlying fund.;

(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts; or

(8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:

CASH RESERVES FUND         25% (limited to U.S. dollar denominated foreign money
                           market securities)
BOND FUND                  25%
HIGH INCOME FUND           50%
BALANCED FUND              25%
LARGE CAP VALUE FUND       25%
LARGE CAP GROWTH FUND      25%
MID CAP VALUE FUND         25%
MID CAP GROWTH FUND        25%
INTERNATIONAL STOCK FUND   100%

(3) purchase any security which is not readily marketable if more than 15% (10% for the CASH RESERVES FUND) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

Notwithstanding the foregoing investment limitations, the underlying funds in which the Allocation Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting an Allocation Fund to engage indirectly in investment strategies that may be prohibited under the investment limitations listed above. The investment restrictions of each underlying fund are set forth in the prospectus and SAI for that underlying fund.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

PORTFOLIO TURNOVER

While the CASH RESERVES FUND is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations.

Each fund will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the BOND, BALANCED and MID CAP GROWTH FUNDS, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the BOND, BALANCED and MID CAP GROWTH FUNDS) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.

MANAGEMENT OF THE TRUST

MEMBERS Mutual Funds are governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The board, from time to time, may include individuals who may be deemed to be affiliated persons of MEMBERS Capital Advisors, the fund's adviser. At all times, however, a majority of board members will not be affiliated with MEMBERS Capital Advisors or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.

TRUSTEES AND OFFICERS

Each Trustee and Officer oversees 19 portfolios in the fund complex, which consists of the MEMBERS Mutual Funds with 9 portfolios and the Ultra Series Fund with 10 portfolios. The address of each Trustee and Officer is 5910 Mineral Point Road, Madison, WI 53705.

INTERESTED TRUSTEES AND OFFICERS


                                                TERM OF                                                    NUMBER OF       OTHER
                                              OFFICE AND                                                  PORTFOLIOS      OUTSIDE
                               POSITION(S)     LENGTH OF                                                   OVERSEEN    DIRECTORSHIPS
          NAME AND              HELD WITH        TIME               PRINCIPAL OCCUPATION DURING             IN FUND       HELD BY
       YEAR OF BIRTH             THE FUND      SERVED(1)                  PAST FIVE YEARS                 COMPLEX(2)      TRUSTEES
       -------------           -----------    ----------            ---------------------------           ----------   -------------
David P. Marks(3,4)           Trustee,        2006 -       CUNA Mutual Insurance Society, Madison, WI         25          CBRE
1947                          President       Present      Chief Investment Officer, 2005-Present                        Realty
                              and                                                                                        Finance
                              Principal                    MEMBERS Capital Advisors, Inc., Madison, WI
                              Executive                    President, 2005-President
                              Officer (PEO)
                                                           CUNA Mutual Life Insurance Company, Madison,
                                                           WI, Chief Officer-Investments, 2005-Present

                                                           Citigroup Insurance Investors, Hartford, CT
                                                           Chief Investment Officer, 2004-2005

                                                           Cigna Investments, Hartford, CT
                                                           Chief Investment Officer, 2002-2004

                                                           Green Mountain Partners, Quechee, VT
                                                           2001-2002

                                                           Allianz Investments, Westport, CT,
                                                           Chief Investment Officer, 1991-2001

Lawrence R. Halverson(3,4)    Trustee         1997 -       MEMBERS Capital Advisors, Inc., Madison, WI        25          None
1945                                          Present      Senior Vice President, Equities,
                              President       1997-2005    1996-Present
                              and PEO

Molly Nelson(3)               Chief           2005 -       MEMBERS Capital Advisors, Inc., Madison, WI        25          None
1962                          Compliance      Present      Chief Compliance Officer, 2005- Present
                              Officer
                                                           Harris Associates L.P., Chicago, IL
                                                           Chief Compliance Officer/Advisor, 1985-2005

Mary E. Hoffmann(3)           Treasurer       1998 -       MEMBERS Capital Advisors, Inc., Madison, WI        25           N/A
1970                                          Present      Vice President-Finance & Operations,
                                                           2006-Present; Assistant Vice
                                                           President-Finance & Operations, 2001-2005;
                                                           Product Operations & Finance Manager,
                                                           1998-2001

Holly S. Baggot(3)            Secretary       1999 -       MEMBERS Capital Advisors, Inc., Madison, WI        25           N/A
1960                          and             Present      Operations Officer-Mutual Funds,
                              Assistant                    2005-Present; Senior Manager-Product & Fund
                              Treasurer                    Operations, 2001-2005; Operations &
                                                           Administration Manager, 1998 - 2001

Dan Owens(3)                  Assistant       2000 -       MEMBERS Capital Advisors, Inc., Madison, WI        25           N/A
1966                          Treasurer       Present      Investment Operations Officer,
                                                           2005-Present; Senior Manager-Portfolio
                                                           Operations, 2001-2005; Investment Operations
                                                           Manager, 1999-2001


----------
(1) At its August 2003 meeting, the board of trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Disinterested Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.

(2) The Fund Complex consists of the Trust, with 12 portfolios, and Ultra Series Fund, with 13 portfolios.

(3)  "Interested person" as defined in the 1940 Act.

(4) Considered an "interested" trustee because of the position held with the investment advisor of the Trust.

INDEPENDENT TRUSTEES

                                                TERM OF                                                    NUMBER OF       OTHER
                                              OFFICE AND                                                  PORTFOLIOS      OUTSIDE
                               POSITION(S)     LENGTH OF                                                   OVERSEEN    DIRECTORSHIPS
          NAME AND             HELD WITH         TIME               PRINCIPAL OCCUPATION DURING             IN FUND       HELD BY
       YEAR OF BIRTH            THE FUND       SERVED(1)                  PAST FIVE YEARS                 COMPLEX(2)      TRUSTEES
       -------------           -----------    ----------            ---------------------------           ----------   -------------
Rolf F. Bjelland              Chairman        2006 -       Lutheran Brotherhood Mutual Funds                  25          Regis
1938                                          Present      Chairman and President, 1983-2002;                            Corp.,
                                                           Lutheran Brotherhood (now Thrivent                           Director,
                              Trustee         2003-        Financial), Chief Investment Officer, to                    1982-Present
                                              Present      2002

Gwendolyn M. Boeke            Trustee         1997 -       Wartburg Theological Seminary Development          25          None
1934                                          Present      Association, Dubuque, IA, Development
                                                           Associate, 1997 - Present

                                                           Evangelical Lutheran Church in America
                                                           Foundation, Chicago, IL, Regional
                                                           Director, 1990-2000
                                                           Wartburg College, Dubuque, IA, Director,
                                                           1986-2001

Steven P. Riege               Trustee         2005  -      The Rgroup, Mequon, WI, Consulting,                25          None
1954                                          Present      2001-Present

                                                           Robert W. Baird & Company, Milwaukee, WI,
                                                           Sr. Vice President Marketing/Vice
                                                           President Human Resources, 1986-2001

Richard E. Struthers          Trustee         2004 -       Clearwater Capital Management,                     25          None
1952                                          Present      Minneapolis, MN, Chairman and CEO,
                                                           1998-Present

Set forth below for each of the Trust's Officers and Trustees other than the Independent Trustees is information regarding positions held with affiliated persons or the principal underwriter of the Trust. The Independent Trustees did not hold any such positions, other than serving as Trustees of the other portfolios in the Fund Complex.

                         POSITIONS HELD WITH AFFILIATED PERSONS OR    OTHER FUNDS IN FUND COMPLEX FOR
         NAME                PRINCIPAL UNDERWRITER OF THE TRUST       WHICH THE SAME POSITION IS HELD
         ----            -----------------------------------------    -------------------------------
David P. Marks          MEMBERS Capital Advisors, Inc.                       Ultra Series Fund
                        President and Director, 2005 - Present          consisting of 13 portfolios

Lawrence R. Halverson   MEMBERS Capital Advisors, Inc.                       Ultra Series Fund
                        Senior Vice President, 1996 - Present;          consisting of 13 portfolios

Molly Head              MEMBERS Capital Advisors, Inc.                       Ultra Series Fund
                        Chief Compliance Officer, 2005 - Present        consisting of 13 portfolios

Holly S. Baggot         MEMBERS Capital Advisors, Inc.
                        Operations Officer-Mutual Funds, July 2005-          Ultra Series Fund
                        Present; Senior Manager, Product Operations     consisting of 13 portfolios
                        2001 - 2005

Mary E. Hoffmann        MEMBERS Capital Advisors, Inc.
                        Vice President-Finance & Operations,
                        2006-Present; Assistant Vice                         Ultra Series Fund
                        President-Finance & Operations, 2001 - 2005     consisting of 13 portfolios

Dan Owens               MEMBERS Capital Advisors, Inc.
                        Investment Operations Officer, July
                        2005-Present; Senior Manager, Portfolio              Ultra Series Fund
                        Operations, 2001 - 2005                         Consisting of 13 portfolios

----------
(1) At its August 2003 meeting, the board of trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Disinterested Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.

(2) The Fund Complex consists of the Trust, with 12 portfolios, and Ultra Series Fund, with 13 portfolios.

TRUSTEE COMPENSATION

                           AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM
      TRUSTEE NAME             FROM TRUST(1)        TRUST AND FUND COMPLEX(1, 2)
      ------------         ----------------------   ----------------------------
David P. Marks(3)                    None                        None
Lawrence R. Halverson(3)             None                        None
Rolf F. Bjelland                   $18,000                     $36,000
Gwendolyn M. Boeke                 $13,000                     $26,000
Steven P. Riege                    $ 6,500                     $13,000
Richard E. Struthers               $13,000                     $26,000

(1)  Amounts for the fiscal year ending October 31, 2005.

(2) Fund Complex includes the Trust and the Ultra Series Fund, consisting of 13 portfolios.

(3)  Non-compensated interested trustee.

There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.

COMMITTEES

AUDIT COMMITTEE

Members: Rolf F. Bjelland - Chairman; Gwendolyn M. Boeke; Steven P. Riege; and Richard E. Struthers

Function: The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes to meet with the Funds' independent registered public accountants to review the arrangements for and scope of the audit; discuss matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent registered public accountants, or other results of the audit; consider the independent registered public accountants' comments and suggestions with respect to the Fund's financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the Funds.

The Audit Committee also reviews any memoranda prepared by the independent registered public accountants setting forth any recommended procedural changes; considers the effect upon the Fund of any changes in accounting principles or practices proposed by management or the independent registered public accountants; reviews audit and non-audit services provided to the Fund by the independent registered public accountants and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the independent registered public accountants and reports to the Board of Trustees from time to time and makes such recommendations as the committee deems necessary or appropriate.

The Audit Committee met three times in 2005.

TRUSTEES HOLDINGS

INTERESTED TRUSTEES

                        DOLLAR RANGE OF EQUITY SECURITIES     AGGREGATE DOLLAR RANGE OF EQUITY
   NAME OF TRUSTEE        IN MEMBERS MUTUAL FUNDS(1, 2)     SECURITIES IN FUND COMPLEX(1, 2, 3)
   ---------------      ---------------------------------   -----------------------------------
David P. Marks                         None                                 None
Lawrence R. Halverson           $100,001-$500,000                    $100,001-$500,000

INDEPENDENT TRUSTEES

Rolf F. Bjelland                $ 50,001-$100,000                    $ 50,001-$100,000
Gwendolyn M. Boeke              $  10,001-$50,000                    $  10,001-$50,000
Steven P. Riege                        None                                 None
Richard E. Struthers            $  10,001-$50,000                    $  10,001-$50,000

(1)  Information provided is as of December 31, 2005.

(2)  Dollar Ranges are as follows: None; $1 - $10,000; $10,001 - $50,000;
     $50,001 - $100,000; $100,001 - $500,000; $500,001 - $500,001 - $1,000,000;
     and over $1,000,000.

(3) Fund Complex includes the Trust and the Ultra Series Fund consisting of 13 portfolios.

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to individuals (and their "immediate family" as described in the prospectus) who within the past twelve months were trustees, directors, officers, or employees of the CUNA Mutual Group or any of its affiliated companies or were trustees or employees of the MEMBERS Mutual Funds and Ultra Series Fund Boards.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES

Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control such funds. Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.


The following table sets forth 5% or more record ownership of shares of each fund as of April 30, 2006.


CLASS A SHARES


                                                              LARGE   LARGE   MID    MID
                              CASH                     HIGH    CAP     CAP    CAP    CAP    INT'L   CONS.   MOD.    AGG.
SHAREHOLDER                 RESERVES  BOND  BALANCED  INCOME  VALUE  GROWTH  VALUE  GROWTH  STOCK  ALLOC.  ALLOC.  ALLOC.
-----------                 --------  ----  --------  ------  -----  ------  -----  ------  -----  ------  ------  ------
CUNA Mutual Insurance         19.8%                                                         12.2%
Society, Madison, WI

CUNA Mutual Life              19.9%           12.4%    21.5%          15.2%  32.7%           6.4%
Insurance Co.,
Madison, WI

CUMIS Insurance Society,                       5.5%                                         43.6%
Inc., Madison, WI

Trust Under CMIS                       16%                    15.1%    7.9%          9.6%
Non-Qualified Deferred
Compensation Plan for
Employees, Madison, WI

Raymond Smith, Weidman, MI     5.1%

Alaska USA Trust Co. FBO                                6.6%
MEMBERS Trust Co.,
Anchorage, AK


CLASS B SHARES


As of April 30, 2006, no account of record owned 5% or more of Class B shares of any fund.


The funds' trustees, officers and directors, as a group, owned less than 1% of the outstanding voting securities of each fund on June 1, 2006.

PORTFOLIO MANAGEMENT

THE MANAGEMENT AGREEMENT WITH MEMBERS CAPITAL ADVISORS, INC.

The Management Agreement ("Agreement") requires that MEMBERS Capital Advisors, Inc. provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each fund. As compensation for its services, the Trust paid MEMBERS Capital Advisors a fee computed at an annualized percentage rate on the average daily value of the net assets of each fund as follows:

                                              TOTAL ADVISORY       TOTAL ADVISORY      TOTAL ADVISORY
                                               FEES INCURRED       FEES INCURRED        FEES INCURRED
                                             DURING THE FISCAL   DURING THE FISCAL    DURING THE FISCAL
                                            YEAR ENDED OCTOBER       YEAR ENDED      YEAR ENDED OCTOBER
          FUND             MANAGEMENT FEE        31, 2005         OCTOBER 31, 2004        31, 2003
          ----             --------------   ------------------   -----------------   ------------------
Cash Reserves                   0.40%           $   73,584           $   87,223          $  124,969
Bond                            0.50%           $  563,848           $  681,740          $  695,197
High Income                     0.55%           $  377,280           $  338,945          $  240,601
Balanced                        0.65%           $1,367,472           $1,290,552          $1,097,205
Large Cap Value                 0.55%           $  989,033           $  900,945          $  719,339
Large Cap Growth                0.75%           $1,041,788           $1,062,750          $  886,611
Mid Cap Value                   0.95%           $  632,671           $  530,143          $  374,697
Mid Cap Growth                  0.75%           $  332,655           $  250,749          $  127,560
International Stock             1.05%           $  654,726           $  484,408          $  345,085
Conservative Allocation*        0.20%                    0                    0                   0
Moderate Allocation*            0.20%                    0                    0                   0
Aggressive Allocation*          0.20%                    0                    0                   0
                                                ----------           ----------          ----------
TOTALS                                          $6,033,057           $5,627,455          $4,611,264
                                                ==========           ==========          ==========



* Fund began operations on June 30, 2006, and did not incur any advisory fees for fiscal years 2003, 2004 and 2005.

MEMBERS Capital Advisors has contractually agreed, until at least February 28, 2007, to reimburse all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):


Fund                      Other Expense "Cap"
----                      -------------------
CASH RESERVES                    0.15%
BOND                             0.15%
HIGH INCOME                      0.20%
BALANCED                         0.20%
LARGE CAP VALUE                  0.20%
LARGE CAP GROWTH                 0.20%
MID CAP VALUE                    0.20%
MID CAP GROWTH                   0.20%
INTERNATIONAL STOCK              0.30%
CONSERVATIVE ALLOCATION          0.25%
MODERATE ALLOCATION              0.25%
AGGRESSIVE ALLOCATION            0.25%


Any reimbursement made by MEMBERS Capital Advisors to a fund is subject to repayment by the fund within the subsequent 3 years, to the extent that the fund can make the repayment while remaining within the fee structure described above.

MEMBERS Capital Advisors makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to MEMBERS Capital Advisors' duties.

MEMBERS CAPITAL ADVISORS, INC.

CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. MEMBERS Capital Advisors has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual Life Insurance Company. CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.

MEMBERS Capital Advisors' directors and principal officers are as follows:

David P. Marks           Director, Chair and President
Lawrence R. Halverson    Senior Vice President
Molly Head               Vice President, Chief Compliance Officer
Mary E. Hoffmann         Secretary and Treasurer
Tracy K. Lien            Assistant Secretary

THE MANAGEMENT AGREEMENTS WITH SUBADVISERS

As described in the prospectus, MEMBERS Capital Advisors manages the assets of the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH and INTERNATIONAL STOCK FUNDS using a "manager of managers" approach under which MEMBERS Capital Advisors allocates each fund's assets among one or more "specialist" subadvisers (each, a "subadviser"). The Trust and MEMBERS Capital Advisors have received an order from the Commission that permits the hiring of Subadvisers without shareholder approval. If MEMBERS Capital Advisors hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).

Even though subadvisers have day-to-day responsibility over the management of HIGH INCOME, MID CAP GROWTH and INTERNATIONAL STOCK FUNDS, and a portion of the assets of the MID CAP VALUE FUND, MEMBERS Capital Advisors retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

MEMBERS Capital Advisors may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH and INTERNATIONAL STOCK FUNDS.

THE SUBADVISER FOR THE HIGH INCOME FUND

As of the date of the prospectus, Shenkman Capital Management, Inc. ("SCM") is the only subadviser managing the assets of the HIGH INCOME FUND. For its services to the fund, SCM receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly based on the average daily net assets in the fund. MEMBERS Capital Advisors paid a management fee to SCM as follows:

Fiscal year ended October 31    Amount
----------------------------   --------
            2005               $171,594

Pursuant to an investment sub-advisory agreement between MEMBERS Capital Advisors and Massachusetts Financial Services (MFS) that was terminated February 28, 2005, MEMBERS Capital Advisors paid a management fee to MFS as follows:

Fiscal year ended October 31    Amount
----------------------------   --------
            2005               $ 85,747
            2004               $233,139
            2003                166,540

THE SUBADVISER FOR THE MID CAP VALUE FUND

As of the date of the prospectus, Wellington Management Company, LLP ("Wellington Management") is the only subadviser managing a portion of the assets of the MID CAP VALUE FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly based on the average daily net assets in the fund. MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:

Fiscal year ended October 31    Amount
----------------------------   -------
            2005               $79,706
            2004               $66,833
            2003                47,323

THE SUBADVISER FOR THE MID CAP GROWTH FUND

As of the date of the prospectus, Wellington Management is the only subadviser managing the assets of the MID CAP GROWTH FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly based on the average daily net assets in the fund. MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:

Fiscal year ended October 31    Amount
----------------------------   --------
            2005               $221,202
            2004               $166,879
            2003                 85,031

THE SUBADVISER FOR THE INTERNATIONAL STOCK FUND

As of the date of the prospectus, Lazard Asset Management LLC ("Lazard") is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND. For its services to the fund, Lazard receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly based on the average daily net assets in the fund. MEMBERS Capital Advisors paid a management fee to Lazard as follows:

Fiscal Year Ended October 31    Amount
----------------------------   --------
            2005               $412,891
            2004               $321,945
            2003                227,851

PORTFOLIO MANAGERS

MEMBERS CAPITAL ADVISORS, INC.

Compensation: Portfolio manager compensation at MEMBERS Capital Advisors consists of a base amount, an annual incentive award and a long-term incentive award (plus various benefits). The annual award is based primarily on the one-year and three-year performance relative to representative markets and peer groups of the specific portfolios or portions of portfolios for which the portfolio managers are responsible. Other factors in the annual award are the overall investment results of MEMBERS Capital Advisors for all major clients, and the financial results of MEMBERS Capital Advisors and its parent company, CUNA Mutual Group. The long-term incentive award is based on the overall investment results of MEMBERS Capital Advisors for all major clients, and is deferred for three years, during which time it is valued as if it were invested among any of several MEMBERS Capital Advisors-managed funds as directed by the portfolio manager.

Other Accounts Managed:

EDWARD J. MEIER -CASH RESERVES FUND

                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            0                 0                  0                   0
Other Pooled Investment Vehicles           5            $110 million            0                   0
Other Accounts                             0                 0                  0                   0

DEAN J. "JACK" CALL -BOND FUND AND BALANCED FUND-FIXED INCOME PORTION

                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            2            $319 million            0                   0
Other Pooled Investment Vehicles           0                 0                  0                   0
Other Accounts                             0                 0                  0                   0

JOHN H. BROWN -BALANCED FUND-EQUITY PORTION

                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            0                0                   0                   0
Other Pooled Investment Vehicles           0                0                   0                   0
Other Accounts                             2            $100 million            0                   0

SCOTT D. OPSAL -LARGE CAP VALUE FUND AND THE ALLOCATION FUNDS

                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            7           $2,381 million           0                   0
Other Pooled Investment Vehicles           0                 0                  0                   0
Other Accounts                             0                 0                  0                   0

BRUCE A. EBEL -LARGE CAP GROWTH FUND

                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            0                 0                  0                   0
Other Pooled Investment Vehicles           0                 0                  0                   0
Other Accounts                             0                 0                  0                   0

LIVIA S. ASHER -MID CAP VALUE FUND

                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            0                 0                  0                   0
Other Pooled Investment Vehicles           0                 0                  0                   0
Other Accounts                             0                 0                  0                   0

MEMBERS CAPITAL ADVISORS IS NOT AWARE OF ANY MATERIAL CONFLICTS RELATED TO THE MANAGEMENT OF SIMILAR ACCOUNTS.

AS OF DECEMBER 31, 2005, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:

                            DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER        IN MEMBERS MUTUAL FUNDS         SECURITIES IN FUND COMPLEX (1)
-------------------------   ---------------------------------   --------------------------------
Edward J. Meier                           None                                None
Dean J. "Jack" Call                       None                                None
John H. Brown                       $100,001-$500,000                   $100,001-$500,000
Scott D. Opsal                       $10,001-$50,000                     $10,001-$50,000
Bruce A. Ebel                          $1-$10,000                          $1-$10,000
Livia S. Asher                            None                                None

(1) Fund complex includes the Trust and the Ultra Series Fund, consisting of 13 portfolios.

SHENKMAN CAPITAL MANAGEMENT, INC.

Compensation: Shenkman Capital Management, Inc. ("Shenkman Capital") offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member's merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.

Portfolio Managers represent the majority of the firm's senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm's investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm's growth and profitability. All of the Senior Portfolio Managers are owners of the firm.

Other Accounts Managed:

MARK R. SHENKMAN

                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            4          $  588.3 million          0                    0
Other Pooled Investment Vehicles           6          $1,555.4 million          1             $ 70.7 million
Other Accounts                            88          $9,110.2 million          1             $390.5 million

FRANK X. WHITLEY

                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            0                 0                  0                  0
Other Pooled Investment Vehicles           0                 0                  0                  0
Other Accounts                            14          $4,744.8 million          1             $390.5 million

MARK J. FLANAGAN

                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            4          $  588.3 million          0                  0
Other Pooled Investment Vehicles           4          $1,514.3 million          1              $70.7 million
Other Accounts                            10          $1,250.3 million          0                  0

ROBERT STRICKER

                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            0                 0                  0                  0
Other Pooled Investment Vehicles           0                 0                  0                  0
Other Accounts                            22          $1,769.4 million          0                  0

STEVEN SCHWEITZER

                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            0                 0                  0                  0
Other Pooled Investment Vehicles           2            $ 41.1 million          0                  0
Other Accounts                            34            $917.7 million          0                  0

Material Conflicts of Interest: Since its inception, SHENKMAN CAPITAL MANAGEMENT, INC. has dedicated its investment management services exclusively to the high yield market. As a fiduciary, Shenkman Capital owes its clients honesty and full disclosure of material conflicts of interest. As a general matter, Shenkman Capital attempts to minimize conflicts of interest. To that end, Shenkman Capital has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm's Compliance Manual. In accordance with this policy, Shenkman Capital has identified the following potential conflicts of interest in connection with its management of the MEMBERS Mutual Funds:

1.   Personal Trading/Corporate Opportunities

     Shenkman Capital permits its team members to trade securities for their own accounts, and investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves, before such opportunities are executed on behalf of clients. Thus, Shenkman Capital has an obligation to assure that its team members do not "front-run" trades for clients or otherwise favor their own accounts. To that end, Shenkman Capital maintains a personal trading policy which includes pre-clearance procedures that require team members to pre-clear trades in securities of non-investment grade rated companies as well as shares of mutual funds for which Shenkman Capital acts as sub-advisor. Failure to comply with these policies may result in disciplinary action, including, among other things, monetary fines, disgorgement of profits and suspension or termination of employment. Shenkman Capital's personal trading policy also requires all team members with a brokerage account to have duplicate trade confirmations and account statements sent to the firm's Chief Compliance Officer. In addition, the Chief Compliance Officer prepares and circulates a Restricted List of credits to all team members. Employees are prohibited from trading in any company on the Restricted List. In addition, all team members are required to sign a copy, and agree to abide by the terms, of the firm's personal trading policy. Shenkman Capital's Compliance Department, which is overseen by its General Counsel, monitors the personal trading activities of its team members.

2.   Allocation of Investment Opportunities among Client Accounts

     Shenkman Capital adheres to a systematic process for the approval, allocation and execution of trades. All new securities must be scored using its proprietary scoring system and approved at formal credit committee. The process is the same whether the security is a new issuer or a secondary issuer. If the issuer receives the requisite votes, it is placed on the "Approved List." Generally, only securities on the Approved List are eligible to be purchased for client accounts. Portfolio Managers determine the specific securities and amounts to be purchased or sold for client accounts. In allocating securities among accounts, all investment opportunities are allocated among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns.

     Initial allocations are made prior to an order being placed, although they may be adjusted depending upon the actual amount purchased or sold, as the case may be, and taking into account round lot sizes and, if a sale transaction, remaining position size by account. In all cases, Shenkman Capital resolves any conflict of interest in good faith and in accordance with its fiduciary duties.

     Because of the difference in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. The following factors, among others, may be taken into account in allocating securities among investment advisory clients: client's investment objective, strategies and restrictions; specific instructions from the client; client's risk profile; client's tax status; any legal or regulatory restrictions placed on a client's portfolio (such as the Employee Retirement Income Security Act of 1974, as amended); size of client account; total portfolio invested position; nature of the security to be allocated; size of available position; the effect of the purchase or sale, as the case may be, upon the diversification of the client's portfolio; the investment's Quadrant (based upon the firm's proprietary Quadrant Analysis) and how the Quadrant weightings will change versus our targeted weightings for a client's portfolio for that Quadrant at that time; the investment's credit score (based upon the firm's proprietary C.Scope(R)); supply or demand for a security at a given price level; current market conditions; timing of cash flows and account liquidity; and any other information determined to be relevant to the fair allocation of securities. Shenkman Capital's Chief Compliance Officer reviews allocations periodically to ensure that all accounts are treated fairly over time.

3.   Insider Trading

     Portfolio Managers, credit analysts and others, through their position with Shenkman Capital, are in a position to learn material non-public information, before it is made public. These team members are in a position to trade in their personal accounts on such information, resulting in additional profits to the employee to the potential disadvantage of client accounts. Shenkman Capital maintains policies and procedures for the prevention of insider trading and requires team members to certify, at least annually, that they are in compliance with such policy.

4.   Performance Fees

     Shenkman Capital is entitled to receive a performance fee from certain client accounts. The existence of those fees may incentivize the portfolio managers to disproportionately allocate investment opportunities to these accounts. Shenkman Capital maintains an allocation policy and the firm's Chief Compliance Officer periodically reviews dispersion among the accounts and allocations to ensure that they are being allocated among all eligible accounts in an equitable manner.

5.   Cross Trades

     Shenkman Capital may effect "cross" transactions between client accounts. Even in situations in which Shenkman Capital believes there is no disadvantage to its clients, cross trade transactions may nonetheless create an inherent conflict of interest because Shenkman Capital has a duty to obtain the most favorable price for both the selling client and the purchasing client. When engaging in cross transactions, Shenkman Capital ensures that all parties to the transaction receive at least as favorable a price as would be received if the transaction were executed on the open market.

6.   Valuation of Client Accounts

     In situations where Shenkman Capital calculates its own advisory fees, it may have an incentive to over-value such accounts to either increase the fees payable by the client, or to conceal poor performance. Shenkman Capital maintains a policy regarding the valuation of securities and the firm's Chief Compliance Officer performs periodic reviews of valuation on specific accounts from time to time. In addition, performance results for the private investment vehicles where Shenkman Capital serves as general partner are audited at least annually by an independent auditor.

7.   Outside Business Activities

     Outside business activities by its team members are strongly discouraged by Shenkman Capital. In the event a team member does engage in outside business activities, there is the potential that such activities could conflict with that team member's duties to Shenkman Capital and its clients. Consequently, Shenkman Capital requires all team members to disclose any outside employment to senior management, who will identify any potential conflicts. In the event that a resolution to the conflict cannot be reached, the team member may be asked to terminate either his/her outside employment or his/her position with the firm.

8.   Business Gifts

     Shenkman Capital's team members may periodically give or receive gifts from clients or service providers in order to establish a better working relationship. Such gifts may also be considered efforts to gain unfair advantage. Shenkman Capital maintains a policy regarding gifts requiring that all gifts: (a) fall within the "normal business practice" (generally $100); and (b) are not excessive in value.

     In addition, with respect to business entertainment provided by broker/dealers, every team member must give prior notice of the invitation to the firm's Chief Compliance Officer. As a general matter, Shenkman Capital discourages anyone from becoming too closely identified with any single broker that routinely gives away gifts and free tickets.

AS OF DECEMBER 31, 2005, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:

                        DOLLAR RANGE OF              AGGREGATE DOLLAR
NAME OF PORTFOLIO      EQUITY SECURITIES              RANGE OF EQUITY
MANAGER             IN MEMBERS MUTUAL FUNDS   SECURITIES IN FUND COMPLEX (1)
-----------------   -----------------------   ------------------------------
Mark R. Shenkman              None                         None
Frank X. Whitley              None                         None
Mark R. Flanagan              None                         None
Robert Stricker               None                         None
Steven Schweitzer             None                         None

(1) Fund Complex includes the Trust and the Ultra Series Fund, consisting of 13 portfolios.

WELLINGTON MANAGEMENT COMPANY, LLP

Compensation: Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to its sub-advisory agreements with MEMBERS Capital Advisors. The following information relates to the fiscal year ended October 31, 2005 for the Mid Cap Value Fund and for the period beginning February 28, 2006 for the Mid Cap Growth Fund.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professionals listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") includes a base salary and incentive components. The base salaries for Messrs. Boggan and O'Brien, both partners of Wellington Management, are determined by the Managing Partners of the firm. Messrs. Boggan and O'Brien's base salaries are generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded, tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

                      BENCHMARK INDEX AND/OR PEER
FUND                  GROUP FOR THE INCENTIVE PERIOD*
----                  -------------------------------
Mid Cap Growth Fund   Russell 2500(TM) Growth Index

Mid Cap Value Fund    Russell 2500(TM) Value Index (prior to May 1, 2005
                      Russell 2000(R) Value Index)

*    Mr. Boggan began managing the Mid Cap Growth Fund effective February 28,
     2006.

Other Accounts Managed:

TIMOTHY J. MCCORMACK -MID CAP VALUE FUND

                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                  ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
-----------------                  ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            3           $737.6 million           0                   0
Other Pooled Investment Vehicles           3           $197.4 million           0                   0
Other Accounts                            28           $963.0 million           1             $54.9 million

STEPHEN T. O'BRIEN -MID CAP VALUE FUND

                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                  ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
-----------------                  ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            4           $781.3 million           0                   0
Other Pooled Investment Vehicles           3           $197.4 million           0                   0
Other Accounts                            27           $970.2 million           1             $54.9 million

SHAUN F. PEDERSEN -MID CAP VALUE FUND

                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                  ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
-----------------                  ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            3           $737.6 million           0                   0
Other Pooled Investment Vehicles           3           $197.4 million           0                   0
Other Accounts                            19           $963.0 million           1             $54.9 million

FRANCIS J. BOGGAN -MID CAP GROWTH FUND

                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                  ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
-----------------                  ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            7           $746.9 million           0                   0
Other Pooled Investment Vehicles           8           $386.4 million           0                   0
Other Accounts                            19           $857.8 million           1             $40.7 million

Material Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for the relevant Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

AS OF OCTOBER 31, 2005, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:

                           DOLLAR RANGE OF              AGGREGATE DOLLAR
NAME OF PORTFOLIO         EQUITY SECURITIES              RANGE OF EQUITY
MANAGER                IN MEMBERS MUTUAL FUNDS   SECURITIES IN FUND COMPLEX (1)
-----------------      -----------------------   ------------------------------
Francis J. Boggan                None                         None
Stephen T. O'Brien               None                         None
Timothy J. McCormack             None                         None
Shaun F. Pederson                None                         None

(1) Fund Complex includes the Trust and the Ultra Series Fund, consisting of 13 portfolios

LAZARD ASSET MANAGEMENT LLC

Compensation: Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the International Stock. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

Other Accounts Managed:

JOHN R. REINSBERG

                                                                                               TOTAL ASSETS IN
                                                                            ACCOUNTS WITH       ACCOUNTS WITH
                                   NUMBER OF OTHER     TOTAL ASSETS IN    PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED        ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   -----------------   -----------------   -----------------
Registered Investment Companies            14         $ 4,694.8 million           0                  $0
Other Pooled Investment Vehicles            1         $    12.4 million           0                  $0
Other Accounts                          1,254         $21,456.9 million           0                  $0

GABRIELLE M. BOYLE

                                                                                               TOTAL ASSETS IN
                                                                            ACCOUNTS WITH       ACCOUNTS WITH
                                   NUMBER OF OTHER     TOTAL ASSETS IN    PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED        ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   -----------------   -----------------   -----------------
Registered Investment Companies            13          $4,559.2 million           0                   0
Other Pooled Investment Vehicles            3          $   27.4 million           0                   0
Other Accounts                          1,527          $   24.2 million           0                   0

MICHAEL POWERS

                                                                                               TOTAL ASSETS IN
                                                                            ACCOUNTS WITH       ACCOUNTS WITH
                                   NUMBER OF OTHER     TOTAL ASSETS IN    PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED        ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   -----------------   -----------------   -----------------
Registered Investment Companies            11          $4,436.2 million           0                   0
Other Pooled Investment Vehicles            3          $   27.4 million           0                   0
Other Accounts                          1,510          $   21.2 million           0                   0

MICHAEL A. BENNETT

                                                                                               TOTAL ASSETS IN
                                                                            ACCOUNTS WITH       ACCOUNTS WITH
                                   NUMBER OF OTHER     TOTAL ASSETS IN    PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED        ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   -----------------   -----------------   -----------------
Registered Investment Companies            13          $4,559.2 million           0                   0
Other Pooled Investment Vehicles            1          $   12.4 million           0                   0
Other Accounts                          1,244          $   21.1 million           0                   0

MICHAEL G. FRY

                                                                                               TOTAL ASSETS IN
                                                                            ACCOUNTS WITH       ACCOUNTS WITH
                                   NUMBER OF OTHER     TOTAL ASSETS IN    PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED        ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   -----------------   -----------------   -----------------
Registered Investment Companies            13          $4,559.2 million           0                   0
Other Pooled Investment Vehicles            1          $   12.4 million           0                   0
Other Accounts                          1,244          $   21.1 million           0                   0

JAMES DONALD


                                                                                               TOTAL ASSETS IN
                                                                            ACCOUNTS WITH       ACCOUNTS WITH
                                   NUMBER OF OTHER     TOTAL ASSETS IN    PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED        ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   -----------------   -----------------   -----------------
Registered Investment Companies            6           $1,955.3 million            0                   0
Other Pooled Investment Vehicles           2           $   15.0 million            0                   0
Other Accounts                            76           $1,170.8 million            0                   0


BRIAN PESSIN


                                                                                               TOTAL ASSETS IN
                                                                            ACCOUNTS WITH       ACCOUNTS WITH
                                   NUMBER OF OTHER     TOTAL ASSETS IN    PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED        ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   -----------------   -----------------   -----------------
Registered Investment Companies            4           $  448.2 million            0                   0
Other Pooled Investment Vehicles           1           $   74.0 million            0                   0
Other Accounts                            34           $1,281.7 million            0                   0


Material Conflicts Related to Management of Similar Accounts: Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.


Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.


A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member, as well as the amount (within certain specified ranges) of money invested by each team member in shares of the Fund. As noted in the chart, the portfolio managers managing the Fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above

AS OF OCTOBER 31, 2005, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:

                               DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE
                            EQUITY SECURITIES IN   OF EQUITY SECURITIES IN
NAME OF PORTFOLIO MANAGER   MEMBERS MUTUAL FUNDS       FUND COMPLEX (1)
-------------------------   --------------------   -----------------------
John R. Reinsberg                   None                     None
Gabrielle M. Boyle                  None                     None
Michael Powers                      None                     None
Michael A. Bennett                  None                     None
Michael G. Fry                      None                     None
James Donald                        None                     None
Brian Pessin                        None                     None

(1) Fund Complex includes the Trust and the Ultra Series Fund, consisting of 13 portfolios.

TRANSFER AGENT

Boston Financial Data Services (BFDS), 2000 Crown Colony Drive, Quincy, MA 02169, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

REGULAR MAIL:           EXPRESS, CERTIFIED OR REGISTERED MAIL:
MEMBERS Mutual Funds    MEMBERS Mutual Funds
P. O. Box 8390          c/o BFDS
Boston, MA 02266-8390   66 Brooks Drive
                        Braintree, MA 02184

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.

DISTRIBUTION

PRINCIPAL UNDERWRITER AND DISTRIBUTION OF FUND SHARES

Shares of the Trust are offered continuously. CUNA Brokerage Services, Inc. ("CBSI"), with its principal place of business at 5910 Mineral Point Road, Madison, WI 53705, is the Trust's principal underwriter and distributor. CBSI is an affiliate of MEMBERS Capital Advisors, and is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society.

The shares are currently issued and redeemed through CBSI, pursuant to a Distribution Agreement between the Trust and CBSI. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CBSI will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.

The aggregate dollar amount of underwriting commission paid to and retained by the distributor was $333,890 for the fiscal year ending October 31, 2005, $415,335 for the fiscal year ending October 31, 2004 and $319,481 for the fiscal year ending October 31, 2003.

The table below shows the commissions and other compensation received by each principal underwriter, who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the Trust's most recent fiscal year:

                                NET UNDERWRITING   COMPENSATION ON
                                  DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
NAME OF PRINCIPAL UNDERWRITER     COMMISSIONS        REPURCHASES     COMMISSIONS   COMPENSATION
-----------------------------   ----------------   ---------------   -----------   ------------
CUNA Brokerage Services, Inc.       $333,890             None            None          None

DISTRIBUTION (12B-1) PLANS AND AGREEMENT

The Trust has entered into a Distribution Agreement with CBSI, the Trust's principal underwriter. Under the Distribution Agreement, CBSI is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CBSI. CBSI accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CBSI and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.

The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CBSI for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares,
(ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CBSI is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CBSI may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.

The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved annually by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CBSI provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CBSI; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.

Amounts paid to CBSI by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.

The table below shows the dollar amounts spent by the Trust under the Plans for the fiscal year ending October 31, 2005 for each of the following items:

Advertising                                                           0
Printing and mailing of prospectuses to other than current
   shareholders                                                       0
Compensation to underwriters                                          0
Compensation to broker-dealers                               $5,002,673
Compensation to sales personnel                                       0
Interest, carrying, or other financing charges                        0

BROKERAGE

MEMBERS Capital Advisors and the subadvisers are responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions, and (3) the negotiation of brokerage commissions, if any, charged on such transactions.

Purchases and sales of securities on a securities exchange are affected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Securities purchased from dealers serving as market makers will include a spread between the bids and ask price, which is the amount of compensation to the dealer.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases.

With respect to the ALLOCATION FUNDS, shares of underlying funds, except for exchange traded funds (ETFs), will be purchased in principal transactions directly from the issuer of the underlying fund and brokers will not be used. The ALLOCATION FUNDS will not incur any commissions or sales charges when they purchase shares of the underlying funds, except for ETFs, since they are traded on a securities exchange.

In effecting transactions in portfolio securities, MEMBERS Capital Advisors and the subadvisers give primary consideration to obtaining best execution of orders at the most favorable prices. This means that MEMBERS Capital Advisors and the subadvisers will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations. Although MEMBERS Capital Advisors and the subadvisers generally will seek reasonably competitive spreads or commissions, the funds do not necessarily pay the lowest commission available. In the selection of brokers and dealers to execute portfolio transactions, MEMBERS Capital Advisors and the subadvisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors, including without limitation: (1) the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), (2) the broker or dealer's execution capabilities, including its operational facilities, (3) the efficiency with which the transaction is effected, (4) the ability to effect the transaction where a large block of securities is involved, (5) the availability of the broker to stand ready to execute potentially difficult transactions in the future, (6) the financial strength and stability of the broker, (7) research, brokerage and other services provided by such broker or dealer when MEMBERS Capital Advisors or a subadviser believes that such services will enhance its general portfolio management capabilities, and (8) the risk to such broker or dealer of positioning a block of securities. Such considerations are judgmental and are weighed by MEMBERS Capital Advisors and the subadvisers in determining the overall reasonableness of brokerage commissions paid.

With regard to (7) above, MEMBERS Capital Advisors and the subadvisers may consider research and brokerage services provided by: brokers or dealers who effect, or are parties to, portfolio transactions of the funds. These research and brokerage services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Any such research and brokerage services provided by brokers to the Trust or to MEMBERS Capital Advisors and the subadvisers is considered to be in addition to and not in lieu of services required to be performed by MEMBERS Capital Advisors and the subadvisers. Such services are used by MEMBERS Capital Advisors and the subadvisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the funds may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of other accounts, whose aggregate assets are far larger than those of the funds, and the services furnished by such brokers or dealers may be used by MEMBERS Capital Advisors and the subadvisers in providing investment advisory services for the funds. Therefore, the correlation of the cost of research to MEMBERS Capital Advisors' individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MEMBERS Capital Advisors' or the subadvisers' other clients.

In addition to the general research services described above, MEMBERS Capital Advisors and the subadvisers may receive various specific research products and services which are paid for by directing a portion of commissions on specified transactions up to a specified amount for each service to be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on transactions on which such research products and services are not received.

Consistent with the above, the Trust may effect principal transactions with a broker or dealer that furnishes brokerage or research services. MEMBERS Capital Advisors and the subadvisers may also affect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which commissions are paid on such transaction. Accordingly, the net prices or commission rates charged by any such broker or dealer may be greater than the amount another firm might charge if MEMBERS Capital Advisors or the subadviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

On occasions when MEMBERS Capital Advisors or a subadviser determines that the purchase or sale of a security is in the best interest of a fund as well as its other advisory clients (including any other fund or other advisory account for which MEMBERS Capital Advisors, the subadviser or an affiliate acts as investment adviser), MEMBERS Capital Advisors or the subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by MEMBERS Capital Advisors or a subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a fund. MEMBERS Capital Advisors and the subadvisers have established various policies and procedures that assure equitable treatment of all accounts. MEMBERS Capital Advisors or its subadvisers have established various policies and procedures that assure equitable treatment of all accounts.

The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated without prior notice to shareholders.

The Trust paid the following amounts in brokerage commissions for the fiscal years ended October 31:

FUND                                2005         2004          2003
----                            -----------   ----------   -----------
Cash Reserves Fund                       --           --            --
Bond Fund                                --           --            --
High Income Fund                $  3,991.26   $ 1,377.08   $     71.65
Balanced Fund                   $ 52,796.91   $27,780.30   $ 47,945.56
Large Cap Value Fund            $ 34,284.87   $46,238.20   $ 63,459.67
Large Cap Growth Fund           $ 44,840.60   $64,763.88   $ 83,639.77
Mid Cap Value Fund              $ 47,589.98   $29,500.41   $ 36,222.75
Mid Cap Growth Fund             $ 70,172.00   $74,436.09   $ 75,168.11
International Stock Fund        $114,348.07   $82,450.02   $ 36,617.59
Conservative Allocation Fund*             0            0             0
Moderate Allocation Fund*                 0            0             0
Aggressive Allocation Fund*               0            0             0


* Fund commenced operations on June 30, 2006, and did not incur any brokerage commission for fiscal years 2003, 2004 and 2005.


During the fiscal year ended October 31, 2005, the Trust paid $181,914 in brokerage commissions to firms for providing research services involving approximately $139,884,838 of transactions. The provision of research services was not necessarily a factor in the placement of all of this business with such firms.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of MEMBERS Capital Advisors and the applicable subadvisers, the summaries of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the funds' portfolio securities. Included in the policies and procedures are procedures that are used on behalf of each fund when a vote presents a conflict of interest between the interests of: (1) the fund's shareholders and (2) MEMBERS Capital Advisors, the fund's subadviser's (if any) and CUNA Brokerage Services, Inc. ("CBSI"), the Trusts' principal underwriter.

Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period, are available to shareholders at no cost on the funds' web site at www.membersfunds.com or the SEC's web site at www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The funds' portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the funds' portfolio holdings is in the best interest of the funds' shareholders in the manner described below. Various non-fund advisory clients of MEMBERS Capital Advisors, Inc. ("MCA") may hold portfolio securities substantially similar to those held by the funds. Although MCA has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients' portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the funds' portfolio holdings.

The funds' portfolio holdings are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the funds' portfolio holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the funds' first and third fiscal quarters and are available to any interested person.

The funds' portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the funds are served and the potential and actual conflicts of interest between the interests of fund shareholders and those of the funds' affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the funds, if: (1) done to further the interests of the funds or (2) the disclosure is not expected to result in harm to the funds (such harm could occur by permitting third parties to trade ahead of, or front run, the funds or to effect trades in shares of the funds with information about portfolio holdings that other potential investors do not have). For example, the funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the funds, or that assist MCA in providing services to the funds or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the funds and their affiliates must also be reviewed and considered. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the funds, which could legitimately serve the common interests of both the funds and MCA. However, selective disclosures should not be made for the benefit of MCA or its affiliates without also considering whether the disclosure would be in the interests of the funds or, at a minimum, result in no harm to the funds.

Currently, the funds' portfolio holdings information is disseminated in the manner set forth above as required by law, and as set forth below. Neither the Trust, nor MCA or its affiliates, may receive any compensation in connection with an arrangement to make available information about the funds' portfolio holdings. Each fund's top ten holdings are made public by publication on the Trust's website on a quarterly basis, 15 days after the end of the quarter.

The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research, provided that (a) a minimum of 30 days has passed since the end of the applicable month and (b) the recipient does not regularly distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling the funds before the information becomes public.

The portfolio holdings information of those investment portfolios of the Funds that only invest in fixed-income securities may, at the discretion of MCA or any applicable subadviser, provide month-end portfolio holdings information to broker-dealers with a three or four day lag. Such information will only be provided to those broker-dealers that enter into a form of a confidentiality agreement that has been approved by the Trust's CCO.

The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the funds' custodians, auditors, investment advisers, administrator, and each of their respective affiliates and advisers. Wellington Management discloses portfolio holdings to the following providers: Brown Brothers Harriman & Co. - corporate actions coordination and trade confirmations (daily); FactSet Research Systems, Inc.-analytics (daily); Investment Technology Group - analytics (weekly); and ADP (formerly IRRC) - proxy voting (daily).

The funds and MCA will also periodically seek to determine whether any recipient of that portfolio information has effected transactions in fund shares, in an effort to monitor whether there has been any misuse of that information contrary to the conditions imposed on its use. However, such a monitoring effort is not likely to detect every misuse of that information, particularly if concealed in some fashion.

Any exceptions to the above disclosure rules must be pre-approved by the Trust's CCO. The Board shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures. There can be no assurance that the funds' policies and procedures on disclosure of portfolio holdings will protect the funds from misuse of such information by individuals or entities that come into possession of the information.

CODE OF ETHICS

The Trust has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of MEMBERS Capital Advisors and the various Subadvisers, including those employees who participate in the selection of securities or who have access to information regarding the Trust's pending purchases and sales of securities (collectively referred to as "Covered Persons"). MEMBERS Capital Advisors also has adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees, including its Covered Persons. Likewise, CBSI, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of its officers, directors, and employees, including its Covered Persons.

In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, by the Trust or by any Covered Persons of the Trust or MEMBERS Capital Advisors. More specifically, the codes restrict Covered Persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain "blackout periods" during which: (1) no Covered Person may acquire ownership of a security on a day during which the Trust has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any fund may purchase or sell any security within seven days before or after the Trust purchases or sells the security. Certain specified transactions are exempt from the provisions of the codes of ethics.

HOW SECURITIES ARE OFFERED

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the nine funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of three classes of shares of the fund, designated as Class A, Class B, Class D and Class Y. Additional classes of shares may be offered in the future. At this time, Class D and Class Y shares have been authorized by the Trustees, but are not yet offered.

The shares of each class of each fund represent an equal proportionate interest in the aggregate net asset attributable to that class of that fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (1) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (2) Class B shares will pay higher distribution and service fees than Class A shares; and (3) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class B shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

VOTING RIGHTS

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

LIMITATION OF SHAREHOLDER LIABILITY

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act ("DSTA") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DSTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (1) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (2) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (3) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

LIMITATION OF TRUSTEE AND OFFICER LIABILITY

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF INTERSERIES LIABILITY

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

NET ASSET VALUE OF SHARES

The NAV per share for all classes of shares is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.

CASH RESERVES FUND

The Trustees have determined that the best method currently available for determining the NAV for the CASH RESERVES FUND is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of maintaining an NAV of $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the CASH RESERVES FUND limit its investments to instruments which the Adviser determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser. It also calls for the CASH RESERVES FUND to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the CASH RESERVES FUND will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the CASH RESERVES FUND to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the CASH RESERVES FUND will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares of the CASH RESERVES FUND (computed by dividing the annualized daily income by the NAV) will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield of shares the CASH RESERVES FUND will tend to be lower than if the valuation were based upon market prices and estimates.

PORTFOLIO VALUATION

Securities and other investments are valued as follows. Equity securities and exchange traded funds listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price ("NOCP")). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices (where only bid price and asked price is quoted, or the spread between bid and asked prices is substantial, quotations for a several-day period are used to establish value) and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis.

Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Investment Adviser's Securities Valuation Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Time) Reuters spot rate. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in the Investment Advisors' opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Advisor and under the general supervision of the Board of Trustees.

A fund's investments will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated. Significant events may include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:

     (i) Dividends on the CASH RESERVES and BOND FUNDS will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;

     (ii) Dividends of ordinary income from the BALANCED and HIGH INCOME FUNDS will be declared and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;

     (iii) Dividends of ordinary income, if any, from the LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, INTERNATIONAL STOCK, CONSERVATIVE ALLOCATION, MODERATE ALLOCATION AND AGGRESSIVE ALLOCATION FUNDS will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

     (iv) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Trust intends each fund to do, then under the provisions of Subchapter M of the Code the fund should have little or no liability for federal income taxes. In particular, a fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a "qualified publicly traded partnership" and (2) at the close of each quarter of the fund's taxable year, (a) at least 50% of the value of the fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships."

If for any taxable year a fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such fund's available earnings and profits.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital Loss Carryforwards

As of October 31, 2005 the following funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                          2008          2009          2010          2011        2012       2013
----                       ----------   -----------   -----------   -----------   --------   --------
Cash Reserves              $       --   $        --   $        --   $        --   $     --   $      7
Bond                          194,286            --       230,858            --    310,659     65,261
High Income                        --     2,026,245     2,445,850       614,259         --         --
Balanced                           --            --            --     5,056,953    157,889         --
Large Cap Value             1,073,602     2,865,513    11,738,982     9,713,003         --    333,474
Large Cap Growth                   --            --    11,604,803    13,979,170         --         --
Mid Cap Value                      --            --            --            --         --         --
Mid Cap Growth              1,396,518    10,391,144     5,728,147            --         --         --
International Stock                --            --            --            --         --         --
Conservative Allocation*           --            --            --            --         --         --
Moderate Allocation*               --            --            --            --         --         --
Aggressive Allocation*             --            --            --            --         --         --


* Fund commenced operations on June 30, 2006, therefore does not have capital loss carryforward.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a fund's assets to be invested within various countries is not now known. The Trust intends that each fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a fund qualifies as a regulated investment company under the Code, and if more than 50% of the fund's total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a fund makes such an election, an amount equal to the foreign income taxes paid by the fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a fund, the Trust will report to the shareholders of the fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable fund to recognize taxable income or gain without the concurrent receipt of cash. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses of the fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a fund, (2) could require the fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund's books and records when the fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a fund's net capital gain properly designated by a fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Trust's option, the Trust may cause a fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his, her or its shares. Since the Trust expects a fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Trust chooses this option on behalf of a fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified Dividend Income

Non-corporate shareholders may be eligible to treat a portion of a fund's ordinary income dividends as "qualified dividend income" that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any distributions by a fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that fund during such year. If the qualified dividend income received by a fund is equal to 95% (or a greater percentage) of the fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the fund will be qualified dividend income. In order to constitute qualified dividend income to the fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the fund, for federal income tax purposes, for at least 60 days during the 121-day period that begins 61 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a fund as qualified dividend income, non-corporate shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Cash Reserves Fund, Bond Fund, or High Income Fund are expected to constitute qualified dividend income.

Dividends-Received Deduction

The Trust's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable fund. If a corporation borrows to acquire shares of a fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and Losses on Redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same fund are purchased (including any purchase through a reinvestment of distributions from the fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the fund subsequently acquired.

Long-Term Capital Gains

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

Deduction of Capital Losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

Reports to Shareholders

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS.

Backup Withholding

The Trust may be required to withhold U.S. federal income tax ("backup withholding") at a rate of 28% from all taxable distributions payable to: (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer's regular federal income tax liability if appropriate information is provided to the IRS.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled "Your Account" in the prospectus.

MINIMUM INVESTMENTS

The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including any purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the fund's best interest.

OFFERING PRICE

Shares of each fund are offered at a price equal to their NAV next determined after receipt in good order of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares).

CALCULATION OF THE SALES CHARGE

The sales charge percentage that you pay may be higher or lower than what is disclosed in the prospectus due to standard industry practice to round the public offering price to two decimal places (i.e., to the nearest penny) and rounding the number of shares purchased to three decimal places.

For example, assume that you purchased $10,000 of the Bond Fund Class A.

     PROSPECTUS SALES CHARGE: 4.50%
     NAV: $10.04
     Offering Price: $10.51 [calculated as $10.04/(1-0.0450) = $10.513089 which rounds to $10.51]
     Shares Purchased: 951.475 ($10,000/$10.51 = 951.47478 which rounds to 951.475)
     Account Balance: 951.475 x $10.04 (NAV) = $9,552.80

     STATEMENT AND CONFIRM SALES CHARGE:
          $10,000 - $9,552.80 = $447.20
          $447.20/$10,000 = 4.472%, which rounds to 4.47%

INITIAL SALES CHARGE ON CLASS A SHARES

Class A shares are offered at a price that includes an initial "front-end" sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and or eliminated for larger purchases. The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus.

Class A shares may be offered without front-end sales charges to various individuals and institutions, or issued or purchased in specific transactions as described in the prospectus. Class A shares may also be offered without a front-end sales charge pursuant to the funds' reinstatement or reinvestment privilege (see "Other Investor Services").

In addition, there are several ways investors may combine multiple purchases to reduce Class A sales charges as disclosed in the prospectus and further described below.

RIGHTS OF COMBINATION. Purchases may be combined to reduce Class A sales charges if made by:

     - you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

     - a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

     -    groups which qualify for the Group Investment Program.

GROUP INVESTMENT PROGRAM. Certain qualified pension plans or non-qualified group investment plan participants may be eligible for rights of combination. This would include a 401k plan with less than $250,000 in assets and 457(b) or 457(f) plans.

RIGHTS OF ACCUMULATION. For the purpose of calculating the sales charge on Class shares, you may add the current market value of your existing holdings in any fund and class of shares of the MEMBERS Mutual Funds (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing individual holdings, as of the week prior to your investment, in your MEMBERS variable annuity contract may also be taken into account to determine your Class A sales charges.

LETTER OF INTENT. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention ("LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate at least $25,000 or more if investing in equity funds or at least $50,000 or more if investing in bond funds during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, excluding reinvested dividends and capital gains, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes MEMBERS Mutual Funds to hold in escrow sufficient Class A shares (approximately 5% of the purchase) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes MEMBERS Mutual Funds to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or MEMBERS Mutual Funds at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, including account statements of all relevant accounts invested in the MEMBERS Mutual Funds and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at their NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment. The funds' distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares.

Class B shares that are redeemed within six years of purchase (five years for purchases before February 28, 2003) will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus. The amount of the CDSC, if any, will vary depending on the number of years from time of purchase until the time of redemption, and will be calculated using the methodology described in the prospectus. A hypothetical example is provided in the prospectus for further clarification.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CBSI and are used in whole or in part by CBSI to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of the 4% commission to broker/dealers who sell Class B shares. The combination of the CDSC, the distribution, and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC may be waived on redemptions of Class B shares. The chart that follows is a restatement of the waivers found in the prospectus.

CLASS B CDSC WAIVER CHART

                         ERISA PLANS                                NON-ERISA PLANS
                        401(A) PLAN,    --------------------------------------------------------------------------
                       401(K) PLAN OR     SUPPLEMENTAL                              IRA OR         NON-RETIREMENT
TYPE OF DISTRIBUTION     403(B) PLAN       403(B) PLAN         457 PLAN          IRA ROLLOVER           PLAN
--------------------   --------------   ----------------   ----------------   -----------------   ----------------
Death or Disability      Waived         Waived             Waived             Waived              Waived

Over 70 1/2              Waived         Waived             Waived             Waived for          Waived for up to
                                                                              mandatory           12% of account
                                                                              distributions or    value annually
                                                                              up to 12% of        in periodic
                                                                              account value       payments
                                                                              annually in
                                                                              periodic payments

Between                  Waived         Waived             Waived             Waived for Life     Waived for up to
59 1/2 and 70 1/2                                                             Expectancy or up    12% of account
                                                                              to 12% of           value annually
                                                                              account value       in periodic
                                                                              annually in         payments
                                                                              periodic payments

Under 59 1/2             Waived         Waived for         Waived for         Waived for          Waived for up to
                                        annuity payments   annuity payments   annuity payments    12% of account
                                        (72t) or up to     (72t) or up to     (72t) or up to      value annually
                                        12% of account     12% of account     12% of account      in periodic
                                        value annually     value annually     value annually      payments
                                        in periodic        in periodic        in periodic
                                        payments           payments           payments

Loans                    Waived         Waived             N/A                N/A                 N/A

Termination of Plan      Not Waived     Not Waived         Not Waived         Not Waived          N/A

Hardships                Waived         Waived             Waived             N/A                 N/A

Return of Excess         Waived         Waived             Waived             Waived              N/A

In order to ensure you receive a waiver of the CDSC on redemption of your Class B shares, you need to notify your financial representative or MEMBERS Mutual Funds that you qualify for such a waiver at the time you redeem the shares. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.

SPECIAL REDEMPTIONS

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. If the shareholder were to sell portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment, at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.

ADDITIONAL INVESTOR SERVICES

The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.

SYSTEMATIC INVESTMENT PROGRAM

As explained in the prospectus, the Trust makes available to shareholders a systematic investment program. The investments under the program will be drawn on or about the day of the month indicated by the shareholder. Any shareholder's privilege of making investments through the systematic investment program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution. The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.

SYSTEMATIC WITHDRAWAL PROGRAM

As explained in the prospectus, the Trust makes available to shareholders a systematic withdrawal program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a systematic withdrawal program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a systematic withdrawal program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the systematic withdrawal program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to MEMBERS Mutual Funds.

EXCHANGE PRIVILEGE AND SYSTEMATIC EXCHANGE PROGRAM

As explained in the prospectus, within an account, you may exchange shares of one fund for shares of the same class of another fund, without paying any additional sales charge; however, in certain circumstances you may be charged a 2% redemption fee on the value of the shares exchanged pursuant to the fund's redemption fee policy. With the exception of the Cash Reserves Fund, only five
(5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange program, those exchanges are not included in the exchange limit policy. Class B shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.

The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days' notice to its shareholders. The Trust may refuse any exchange order.

As explained in the prospectus, the Trust makes available to shareholders a systematic exchange program. The Trust reserves the right to modify or discontinue the systematic exchange program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to MEMBERS Mutual Funds.

REINSTATEMENT OR REINVESTMENT PRIVILEGE

After fund shares have been redeemed, a shareholder has a one-time right to reinvest any part of the proceeds, subject to the minimum investment of the fund, within 90 days of the redemption, at the current net asset value. This privilege must be requested in writing when the proceeds are sent to MEMBERS Mutual Funds.

For shareholders who exercise this privilege after redeeming Class A shares, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made.

For shareholders who exercise this privilege after redeeming Class B shares and paying a contingent deferred sales change (CDSC) on the redemption, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made. The account will not be credited with the CDSC paid. If Class B shares were redeemed and no CDSC was paid, the proceeds may be reinvested in Class B shares in the same fund and account from which the redemption was made. The holding period of the shares purchased will be "aged" back to the original purchase date.

To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The Trust may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust's Board of Directors engaged Deloitte & Touche LLP, independent registered public accounting firm, located at 111 S. Wacker Drive, Chicago, Illinois 60606-4301, to perform the annual audit of the Trust.

FINANCIAL STATEMENTS

The Trust's audited financial statements, including the portfolios of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the Trust's 2005 annual report to shareholders, are incorporated herein by reference. COPIES OF THE ANNUAL REPORT MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING MEMBERS MUTUAL FUNDS, P.O. BOX 8390, BOSTON, MA 02266-8390, 1-800-877-6089.

           EXHIBIT A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
                              MEMBERS MUTUAL FUNDS

Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, MEMBERS Capital Advisors, Inc. ("MCA"), and/or its respective subadviser: Shenkman Capital Management, Inc. (SCM) in the case of the High Income Fund, Wellington Management Company, LLP (Wellington Management) in the case of the Mid Cap Growth Fund and a portion of the Mid Cap Value Fund and Lazard Asset Management LLC (Lazard) in the case of the International Stock Fund.

A summary of the proxy voting policies and procedures for MCA, SCM, Wellington Management and Lazard are found below, and collectively constitutes the proxy voting policies and procedures of MEMBERS Mutual Funds, effective as February 28, 2006.

                                    OVERVIEW

Proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the Fund, without regard to any interest by MCA or its affiliates' related to sales, distribution or other interests. MCA will not be influenced by outside sources whose interests conflict those of the Fund, and any conflict of interest will be resolved in the interest of the Fund.

MCA intends to vote proxies on behalf of the Fund in the manner designated in its Proxy Guidelines. Where subadvisory relationships exist with respect to Fund assets, MCA currently intends to delegate its voting responsibilities such that sub-advisers will vote such proxies in accordance with their own proxy voting policies and procedures. However, MCA reserves the right to reassume the responsibility of voting proxies relative to any sub-advised account. MCA will separately maintain copies, electronically or otherwise, of the proxy voting policies and procedures of any sub-adviser to whom it has delegated such duties in accordance herewith.

In addition, although MCA reviews proxies on a case-by-case basis, it has retained Institutional Shareholder Services, Inc. ("ISS") to conduct proxy voting on MCA's behalf according to its Proxy Voting Guideline Summary ("ISS Guidelines"). To promote consistency in voting on the same or similar issues across all client accounts, and to insulate MCA from influences exerted by firms' respective managements or by proxy solicitors, in general MCA will give strong consideration to the ISS Guidelines in determining particular proxy votes. MCA anticipates that generally, proxies will be voted in accordance with the recommendations set forth in the ISS Guidelines. However, MCA reserves the right in all cases to substitute its own recommendation for the recommendation of ISS. MCA has a process to ensure that proxy vote recommendations contrary to ISS Guidelines are handled in a manner consistent with MCA's fiduciary obligations to its clients.

MCA will generally strive for consistency in the application of its Proxy Guidelines. However, the Proxy Guidelines referenced herein, and the ISS Guidelines, are intended only as guidelines. They are not exhaustive and do not include all potential voting issues. Because proxy issuances and the circumstances surrounding individual companies' proxies vary, there may be instances in which MCA may not vote in strict adherence to its Proxy Guidelines, such as when it becomes aware of proxy items that may be company-specific or of a non-routine nature and that may be more appropriately handled on a case-by-case basis in a manner different from such guidelines.

CERTAIN VOTING CONSIDERATIONS

In MCA's view, proposals which are good for the issuer should be good for the shareholder as well, but an issuer's management's views must be assessed in this regard. When management acts on its own behalf, by limiting shareholder rights, instead of acting in the shareholders' best interests, it is MCA's responsibility to act in what it believes are the shareholders' best interests. Thus, there may be, in MCA's view, certain circumstances under which it may be appropriate to vote against a particular issuer's management's recommendations.

As a general matter, MCA maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, MCA recognizes that there are gradations in certain types of proposals that may result in different voting positions being taken with respect to different proxy statements. MCA generally recommends votes that are consistent on the same matter when securities of an issuer are held by multiple client accounts.

MONITORING SYSTEM

MCA has established a process for monitoring the proxy voting process to ensure that it is followed in accordance with its Proxy Guidelines, which process is described more fully therein.

CONFLICTS

Occasions may arise when a person or organization involved in the proxy voting process may have a conflict of interest with MCA, its personnel or its affiliates. Conflicts of interest will be resolved in the interest of the investments on behalf of the Fund. Any individual with knowledge of a personal conflict of interest relating to a particular item shall disclose that conflict to MCA and shall otherwise remove him or herself from the proxy voting process. In such circumstance, MCA has established a process, more fully described in its Proxy Guidelines, to allow it to determine whether a conflict of interest in fact exists, a process for resolution of conflicts, and a reporting process covering the resolution of the conflict or potential conflict. In the case of a conflict, conflicts reports prepared by MCA designated personnel will include written confirmation that recommendations were made solely on the investment merits and without regard to any other consideration. The above processes are more fully described in MCA's Proxy Guidelines.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply: an auditor has a financial interest in or association with the company, and is therefore not independent; fees for non-audit services are excessive, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
Attend less than 75 percent of the board and committee meetings without a valid excuse; implement or renew a dead-hand or modified dead-hand poison pill; ignore a shareholder proposal that is approved by a majority of the shares outstanding; ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years; failed to act on takeover offers where the majority of the shareholders tendered their shares; are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees; are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support: Designated lead director appointed from the ranks of the independent board members with clearly delineated duties; majority of independent directors on board; all-independent key committees; committee chairpersons nominated by the independent directors; CEO performance reviewed annually by a committee of outside directors; established governance guidelines; company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: Long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.


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Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: Purchase price; fairness opinion; financial and strategic benefits; how the deal was negotiated; conflicts of interest; other alternatives for the business; noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: Impact on the balance sheet/working capital; potential elimination of diseconomies; anticipated financial and operating benefits; anticipated use of funds; value received for the asset; fairness opinion; how the deal was negotiated; conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following: Dilution to existing shareholders' position; terms of the offer; financial issues; management's efforts to pursue other alternatives; control issues; conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: The reasons for the change; any financial or tax benefits; regulatory benefits; increases in capital structure; changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model; adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: Offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: Percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following: Prospects of the combined company, anticipated financial and operating benefits; offer price; fairness opinion; how the deal was negotiated; changes in corporate governance; change in the capital structure; conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review:
Dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: Tax and regulatory advantages; planned use of the sale proceeds; valuation of spinoff; fairness opinion; benefits to the parent company; conflicts of interest; managerial incentives; corporate governance changes; changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: Prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.


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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: it is intended for financing purposes with minimal or no dilution to current shareholders; it is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: More simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: Adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power.

Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for: Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index); cash compensation; and categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: historic trading patterns; rationale for the repricing; value-for-value exchange; option vesting; term of the option; exercise price; participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply: purchase price is at least 85 percent of fair market value; offering period is 27 months or less; and potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply: purchase price is less than 85 percent of fair market value; or offering period is greater than 27 months; or VPD is greater than ten percent.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.


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EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account: Whether the proposal mandates that all awards be performance-based; whether the proposal extends beyond executive awards to those of lower-ranking employees; whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines.

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following: the parachute should be less attractive than an ongoing employment opportunity with the firm; the triggering mechanism should be beyond the control of management; the amount should not exceed three times base salary plus guaranteed benefits.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account: The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products); the availability and feasibility of alternatives to animal testing to ensure product safety; and the degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless: The company has already published a set of animal welfare standards and monitors compliance; the company's standards are comparable to or better than those of peer firms; and there are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: Whether the proposal focuses on a specific drug and region; whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness; the extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending; whether the company already limits price increases of its products; whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries; the extent that peer companies implement price restraints.

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account: the costs and feasibility of labeling and/or phasing out; the nature of the company's business and the proportion of it affected by the proposal; the proportion of company sales in markets requiring labeling or GMO-free products; the extent that peer companies label or have eliminated GMOs; competitive benefits, such as expected increases in consumer demand for the company's products; the risks of misleading consumers without federally mandated, standardized labeling; alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account: The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution; the extent that peer companies have eliminated GMOs; the extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs; the percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.


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PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account: Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices; whether the company has adequately disclosed the financial risks of its subprime business; whether the company has been subject to violations of lending laws or serious lending controversies; peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke: Whether the company complies with all local ordinances and regulations; the degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; the risk of any health-related liabilities.

Advertising to youth: Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations; whether the company has gone as far as peers in restricting advertising; whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies: The percentage of the company's business affected; the economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses: the percentage of the company's business affected; the feasibility of a spinoff; potential future liabilities related to the company's tobacco business.

Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
Whether there are publicly available environmental impact reports; whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and the current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account: The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES; the company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; environmentally conscious practices of peer companies, including endorsement of CERES; costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if: The company's level of disclosure lags that of its competitors, or the company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: The nature of the company's business and the percentage affected; the extent that peer companies are recycling; the timetable prescribed by the proposal; the costs and methods of implementation; whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: The nature of the company's business and the percentage affected; the extent that peer companies are switching from fossil fuels to cleaner sources; the timetable and specific action prescribed by the proposal; the costs of implementation; the company's initiatives to address climate change.

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of: The relevance of the issue to be linked to pay; the degree that social performance is already included in the company's pay structure and disclosed; the degree that social performance is used by peer companies in setting pay; violations or complaints filed against the company relating to the particular social performance measure; artificial limits sought by the proposal, such as freezing or capping executive pay; independence of the compensation committee; current company pay levels.


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CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as: The company is in compliance with laws governing corporate political activities, and the company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless: There are serious controversies surrounding the company's China operations, and the company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: The nature and amount of company business in that country; the company's workplace code of conduct; proprietary and confidential information involved; company compliance with U.S. regulations on investing in the country; level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered: The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; agreements with foreign suppliers to meet certain workplace standards; whether company and vendor facilities are monitored and how; company participation in fair labor organizations; type of business; proportion of business conducted overseas; countries of operation with known human rights abuses; whether the company has been recently involved in significant labor and human rights controversies or violations; peer company standards and practices; union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply: The company does not operate in countries with significant human rights violations: he company has no recent human rights controversies or violations, or the company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account: Company compliance with or violations of the Fair Employment Act of 1989; company antidiscrimination policies that already exceed the legal requirements; the cost and feasibility of adopting all nine principles; the cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles); the potential for charges of reverse discrimination; the potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted; the level of the company's investment in Northern Ireland; the number of company employees in Northern Ireland; the degree that industry peers have adopted the MacBride Principles; applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account: whether the company has in the past manufactured landmine components; whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account: What weapons classifications the proponent views as cluster bombs; whether the company currently or in the past has manufactured cluster bombs or their components; the percentage of revenue derived from cluster bomb manufacture; whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: The information is already publicly available or the disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless: The board composition is reasonably inclusive in relation to companies of similar size and business or; the board already reports on its nominating procedures and diversity initiatives.


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

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: The degree of board diversity; comparison with peer companies; established process for improving board diversity; existence of independent nominating committee; use of outside search firm; history of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: The company has well-documented equal opportunity programs; the company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and the company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: The composition of senior management and the board is fairly inclusive; the company has well-documented programs addressing diversity initiatives and leadership development; the company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and the company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account: Whether the company's EEO policy is already in compliance with federal, state and local laws; whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees; the industry norm for including sexual orientation in EEO statements; existing policies in place to prevent workplace discrimination based on sexual orientation.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors: Board structure; director independence and qualifications; attendance at board and committee meetings.

Votes should be withheld from directors who: Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent; ignore a shareholder proposal that is approved by a majority of shares outstanding; iIgnore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years; are interested directors and sit on the audit or nominating committee; or are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: Past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism, board activity; votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors: Past performance relative to its peers; market in which fund invests; measures taken by the board to address the issues; past shareholder activism, board activity, and votes on related proposals; strategy of the incumbents versus the dissidents; independence of directors; experience and skills of director candidates; governance profile of the company; evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors: Proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance compared to peers; resulting fees relative to peers; assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: Stated specific financing purpose; possible dilution for common shares; whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
The fund's target investments; the reasons given by the fund for the change; the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.


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

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: Political/economic changes in the target market; consolidation in the target market; current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BYCASE basis, considering the following factors: Potential competitiveness; current and potential returns; risk of concentration; consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
Strategies employed to salvage the company; the fund's past performance; terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors: the degree of change implied by the proposal; the efficiencies that could result; the state of incorporation; regulatory standards and implications.

Vote AGAINST any of the following changes: Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series; removal of shareholder approval requirement for amendments to the new declaration of trust; removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act; allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares; removal of shareholder approval requirement to engage in and terminate subadvisory arrangements' removal of shareholder approval requirement to change the domicile of the fund.

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: Regulations of both states; required fundamental policies of both states; increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
Fees charged to comparably sized funds with similar objectives; the proposed distributor's reputation and past performance; the competitiveness of the fund in the industry; terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: Resulting fee structure; performance of both funds; continuity of management personnel; changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: Performance of the fund's NAV; the fund's history of shareholder relations; the performance of other funds under the advisor's management.

                        SHENKMAN CAPITAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

SHENKMAN CAPITAL MANAGEMENT, INC. ("SCM") has adopted proxy voting policies and procedures, as summarized below, with respect to securities owned by investment companies and separate accounts for which SCM serves as investment adviser and has the power to vote proxies.

These policies and procedures include:

     -    Proxy Voting Procedures

     -    Voting Guidelines

     -    Conflicts of Interest

     -    Recordkeeping

It is SCM's policy to vote proxies in the best interests of its clients. SCM is generally provided with proxy voting materials from the respective custodians for its client accounts. SCM reviews all proxy solicitation materials it receives concerning securities held in a client account and evaluates all such information. SCM may seek additional information from the party soliciting the proxy and independent corroboration of such information when SCM considers it appropriate and when it is reasonably available. In the absence of specific voting guidelines from the client, SCM votes proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.


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

Generally, SCM votes "FOR" a proposal when SCM believes that the proposal serves the best interests of the particular client account, and votes "AGAINST" a proposal if it believes that the proposal is not in the best interests of the account. When making a determination as to whether a proxy is in the best interests of a client, SCM considers, among other things, whether the proposal:
(i) has a positive or adverse economic effect on shareholder value; (ii) poses a threat to existing shareholder rights; (iii) causes dilution of existing shares that is or is not warranted by the benefits of the proposal; and (iv) limits or impairs the accountability to shareholders on the part of management or the board of directors. SCM generally abstains from voting proxies when it believes it is appropriate, such as when a proposal does not have a material effect on the investment strategy pursued for the client account.

If SCM determines that its proxy voting policy does not adequately address a potential or actual material conflict of interest, it provides the affected client with copies of all proxy solicitation materials received by it and notifies the client of the actual or potential conflict of interest and of SCM's intended response to the proxy request. SCM then requests that the client consent to SCM's intended response to the proxy request. If SCM receives client consent, it responds to the proxy request as previously disclosed. If a client does not consent to SCM's intended response, SCM responds to the proxy request as otherwise directed by the client.

                           LAZARD ASSET MANAGEMENT LLC

              Information Regarding Lazard's Proxy Voting Policies

A. Introduction

As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of that Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B. Administration and Implementation of Proxy Voting Process

Lazard's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities. Lazard's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with Lazard's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C. Types of Proposals

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D. Conflicts of Interest

Lazard's Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard generally defers to the recommendation provided by an independent source, Institutional Shareholder Services ("ISS"). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit


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

of ISS's thorough analysis and recommendation designed to further long-term shareholder value. However, Lazard will only defer to ISS's recommendation after having received a written representation by ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

E. How to Obtain Information

A copy of Lazard's Proxy Voting Policy is available on request. If you would like to receive a copy of the Proxy Voting Policy, or information about how Lazard voted securities held in your account, you should contact your Lazard representative, or, alternatively, you can call Richard Kowal, Lazard's Proxy Administrator, at (212) 632-6985. If Lazard manages your account through a wrap or similar program, you should contact your account representative, who will be able to obtain the information for you.

Dated as of May 1, 2005

                       WELLINGTON MANAGEMENT COMPANY, LLP

                          PROXY POLICIES AND PROCEDURES

INTRODUCTION

Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

     1. Takes responsibility for voting client proxies only upon a client's written request.

     2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

     3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

     4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

     6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

     7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     8. Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

     9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Global Corporate Governance Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the Corporate Operations Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.


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STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

     - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

     - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.


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

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated January 18, 2006

                       WELLINGTON MANAGEMENT COMPANY, LLP
                       PROXY VOTING GUIDELINES - EXHIBIT A

INTRODUCTION

Upon a client's written request, Wellington Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES   COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS
-----------------   ----------------------------------------------
                    -    Election of Directors:                                                                         Case-by-Case

                         Wellington Management Company believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

                    -    Classify Board of Directors:                                                                   Against

                         We will also vote in favor of shareholder proposals seeking to declassify boards.

                    -    Adopt Director Tenure/Retirement Age (SP):                                                     Against

                    -    Minimum Stock Ownership by Directors (SP):                                                     Case-by-Case

                    -    Adopt Director & Officer Indemnification:                                                      For

                         We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

                    -    Allow Special Interest Representation to Board (SP):                                           Against

                    -    Require Board Independence:                                                                    For

                         Wellington Management Company, LLP believes that, in the absence of a compelling counter-argument, at least 65% of a board should be comprised of independent directors. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

                    -    Require Key Board Committees to be Independent.                                                For

                         Key board committees are the Nominating, Audit, and Compensation Committees.

                    -    Require a Separation of Chair and CEO or Require a Lead Director:                              Case-by-Case

                    -    Approve Directors' Fees:                                                                       For

                    -    Approve Bonuses for Retiring Directors:                                                        Case-by-Case

                    -    Elect Supervisory Board/Corporate Assembly:                                                    For

                    -    Elect/Establish Board Committee:                                                               For

                    -    Adopt Shareholder Access/Majority Vote on Election of Directors (SP):                          Case-by-Case

                    MANAGEMENT COMPENSATION

                    -    Adopt/Amend Stock Option Plans:                                                                Case-by-Case

                    -    Adopt/Amend Employee Stock Purchase Plans:                                                     For

                    -    Approve/Amend Bonus Plans:                                                                     Case-by-Case

                    -    Approve Remuneration Policy:                                                                   Case-by-Case

                    -    Exchange Underwater Options:                                                                   Case-by-Case

                         Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

                    -    Eliminate or Limit Severance Agreements (Golden Parachutes):                                   Case-by-Case

                         We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

                    -    Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):           For

                    -    Expense Future Stock Options (SP):                                                             For

                    -    Shareholder Approval of All Stock Option Plans (SP):                                           For

                    -    Require Senior Executives to Own and Hold Company Stock, not including Options (SP):           Case-by-Case

                    -    Disclose All Executive Compensation (SP):                                                      For

                    REPORTING OF RESULTS

                    -    Approve Financial Statements:                                                                  For

                    -    Set Dividends and Allocate Profits:                                                            For

                    -    Limit Non-Audit Services Provided by Auditors (SP):                                            Case-by-Case

                         We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

                    -    Ratify Selection of Auditors and Set Their Fees:                                               Case-by-Case

                         Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

                    -    Elect Statutory Auditors:                                                                      Case-by-Case

                    -    Shareholder Approval of Auditors (SP):                                                         For

                    SHAREHOLDER VOTING RIGHTS

                    -    Adopt Cumulative Voting (SP):                                                                  Against

                    -    Vote on or Redeem Poison Pill (SP):                                                            For

                    -    Authorize Blank Check Preferred Stock:                                                         Against

                    -    Eliminate Right to Call a Special Meeting:                                                     Against

                    -    Increase Supermajority Vote Requirement:                                                       Against

                    -    Adopt Anti-Greenmail Provision:                                                                For

                    -    Adopt Confidential Voting (SP):                                                                Case-by-Case

                         We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

                    -    Approve Unequal Voting Rights:                                                                 Against

                    -    Remove Right to Act by Written Consent:                                                        Against

                    -    Approve Binding Shareholder Proposals:                                                         Case-by-Case

                    CAPITAL STRUCTURE

                    -    Increase Authorized Common Stock:                                                              Case-by-Case

                    -    Approve Merger or Acquisition:                                                                 Case-by-Case

                    -    Approve Technical Amendments to Charter:                                                       Case-by-Case

                    -    Opt Out of State Takeover Statutes:                                                            For

                    -    Authorize Share Repurchase:                                                                    For

                    -    Authorize Trade in Company Stock:                                                              For

                    -    Approve Stock Splits:                                                                          Case-by-Case

                         We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

                    -    Approve Recapitalization/Restructuring:                                                        Case-by-Case

                    -    Issue Stock with or without Preemptive Rights:                                                 For

                    -    Issue Debt Instruments:                                                                        Case-by-Case

                    SOCIAL ISSUES

                    -    Endorse the Ceres Principles (SP):                                                             Case-by-Case

                    -    Disclose Political and PAC Gifts (SP):                                                         Case-by-Case

                         Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

                    -    Require Adoption of International Labor Organization's Fair Labor Principles (SP):             Case-by-Case

                    -    Report on Sustainability (SP):                                                                 Case-by-Case

                    MISCELLANEOUS

                    -    Approve Other Business:                                                                        Against

                    -    Approve Reincorporation:                                                                       Case-by-Case

                    -    Approve Third-Party Transactions:                                                              Case-by-Case

Dated January 18, 2006

                                     PART C
                                OTHER INFORMATION

ITEM 22. EXHIBITS

(a)(1) Declaration of Trust incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on June 19, 1997 as exhibit 1.

(a)(2) Resolution amending Declaration of Trust dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(a)(3) Amendment to Declaration of Trust dated August 31, 2005 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(b)    N/A

(c)    N/A

(d)(1) Investment Management Agreement with CIMCO Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(a).

(d)(2) Amendment No. 1 to Management Agreement with CIMCO Inc. effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(d)(3) Amendment No. 2 to Management Agreement with CIMCO Inc. (n/k/a MEMBERS Capital Advisors, Inc.) effective February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(4) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(b).

            (i) Termination Letter effective February 28, 2005 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 25, 2005.

(d)(5) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company for the Emerging Growth Fund effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

            (i) Termination Letter effective December 9, 2002 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 24, 2003.

(d)(6) Investment Sub-Advisory Agreement with IAI International Limited incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(c).

(d)(7) Letter agreement between MEMBERS Capital Advisors, Inc. and IAI International Limited dated October 30, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(8) Investment Sub-Advisory Agreement with Lazard Asset Management incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(d).

(d)(9) Investment Sub-Advisory Agreement with Lazard Asset Management effective October 31, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(10) Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP effective May 1, 2002, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 24, 2003.

(d)(11) Letter dated January 26, 2001 amending Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(12) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective March 14, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(d)(13) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective January 29, 2002, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(d)(14) Investment Sub-Advisory Agreement with Shenkman Capital Management effective February 28, 2005, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 25, 2005.

(e) Distribution Agreement with CUNA Brokerage Services, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 6.

(f)     N/A

(g)(1) Custody Agreement with State Street Bank and Trust Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 8.

(g)(2) Agreement with State Street Bank and Trust Company to add the Emerging Growth Fund incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(g)(3) Amendment No. 2 to Custodian Agreement with State Street Bank and Trust Company effective February 15, 2001 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(g)(4) Amendment to Custody Agreement with State Street Bank and Trust Company effective March 14, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(h)(1) Administration Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(a).

(h)(2) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(b).

(h)(3) Administration Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective October 30, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

            (i) Amendment to Transfer Agency and Services Agreement effective January 1, 2003, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 24, 2003.

            (ii) Amendment to Transfer Agency and Services Agreement effective October 1, 2003.

(h)(4) Transfer Agency and Service Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective November 20, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(h)(5) Investment Accounting Agreement with State Street Bank and Trust Company effective October 28, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

            (i) Amendment to Investment Accounting Agreement with State Street Bank and Trust Company effective November 5, 2004.

(i)(1) (i)(2) Opinion and Consent of Sutherland, Asbill & Brennan LLP, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(i)(2) Opinion and Consent of Sutherland, Asbill & Brennan LLP, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(j)    Consent of Deloitte and Touche

(k)    N/A

(l)(1) Subscription Agreement with CUNA Mutual Insurance Society incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(a).

(l)(2) Subscription Agreement with CUNA Mutual Life Insurance Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(b).

(l)(3) Subscription Agreement with CUMIS incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 10, 1999.

(l)(4) Subscription Agreement with CUMIS Insurance Society, Inc. dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(l)(5) Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(m)(1) Service Plan for Class A Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(a).

(m)(2) Supplement No. 1 to Service Plan for Class A Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(3) Supplement No. 2 to Service Plan for Class A Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(4) Distribution Plan for Class B Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(b).

(m)(5) Supplement No. 1 to Distribution Plan for Class B Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(6) Supplement No. 2 to Distribution Plan for Class B Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(7) Service Plan for Class D Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(m)(8) Supplement No. 1 to Service Plan for Class D Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(9) Supplement No. 2 to Service Plan for Class D Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(n)(1) Plan of Multiple Classes of Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(n)(2) Amended Plan of Multiple Classes of Shares incorporated by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(p)(1) Amended and Restated MEMBERS Mutual Funds Code of Ethics dated June 1, 2000, 1997, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(1) Amended and Restated MEMBERS Mutual Funds Code of Ethics dated January, 2005 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 25, 2005.

(p)(2) Amended and Restated MEMBERS Mutual Funds Code of Ethics dated August 31, 2005 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(p)(3) Massachusetts Financial Services Company Code of Ethics dated September 1, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(4)a Lazard Asset Management Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(p)(4)b Amended and Restated Lazard Asset Management Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(p)(5) CUNA Brokerage Services, Inc. Code of Ethics dated September 1, 1997 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(p)(6) Wellington Management Company, LLP Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(p)(7) Shenkman Capital Management, Inc. Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

See the caption in Part A entitled "Portfolio Management" and Part B "Management of the Trust" for a description of related parties.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                                   APPENDIX D

          Persons Controlling, Controlled by or Under Common Control with The Investment Adviser, Principal Underwriter, Sponsoring Insurance Company

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.


                         CUNA Mutual Insurance Society
                     Organizational Chart As Of May 1, 2006


*    Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     Business: Holding Company
     October 15, 1972*
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

     a.   CUMIS Insurance Society, Inc.
          Business: Corporate Property/Casualty Insurance
          May 23, 1960*
          State of domicile: Wisconsin

     b.   CUNA Brokerage Services, Inc.
          Business: Brokerage
          July 19, 1985*
          State of domicile: Wisconsin

     c.   CUNA Mutual General Agency of Texas, Inc.
          Business: Managing General Agent
          August 14, 1991*
          State of domicile: Texas

          (1)  MEMBERS Financial Services, Inc.
               Business: Local Recording Agent (LRA) for the selling of property and casualty coverage to Texas CU members Incorporated September 5, 1973 under the name of Members Insurance Agency, Inc., later changed its name to CUNA Mutual Insurance Agency of Texas, Inc., and effective August 7, 2003, changed its name again to MEMBERS Financial Services, Inc.
               Ownership: For Regulatory purposes, MEMBERS Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock.
               State of domicile: Texas

     d.   MEMBERS Life Insurance Company
          Business: Credit Disability/Life/Health
          February 27, 1976*
          State of domicile: Wisconsin
          Formerly CUMIS Life & CUDIS

     e.   International Commons, Inc.
          Business: Special Events
          January 13, 1981*
          State of domicile: Wisconsin

     f.   CUNA Mutual Mortgage Corporation
          Business: Mortgage Servicing
          November 20, 1978* Incorporated
          December 1, 1995 Wholly Owned
          State of domicile: Wisconsin

     g.   CUNA Mutual Insurance Agency, Inc.
          Business: Leasing/Brokerage
          March 1, 1974*
          State of domicile: Wisconsin
          Formerly CMCI Corporation

     CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:


          (1)  CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
               Business: Property & Casualty Agency
               June 24, 1993*
               State of domicile: Mississippi



     h.   Stewart Associates Incorporated
          Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown
          March 6, 1998
          State of domicile: Wisconsin

     i.   CMG Mortgage Assurance Company
          Formerly Investors Equity Insurance Company, Inc.
          Business: Private Mortgage Insurance
          50% ownership by CUNA Mutual Investment Corporation
          50% ownership by PMI Mortgage Insurance Company
          Incorporated in California on March 3, 1969
          Acquired by CUNA Mutual Investment Corporation April 14, 1994 State of domicile: Wisconsin

     j.   CUNA Mutual Business Services, Inc.
          Business: Financial Services
          Incorporated April 22, 1974
          Wholly owned March 6, 2000
          State of domicile: Wisconsin

     k.   Lending Call Center Services, LLC
          Business: Provides Lending Call Center Services &
          Lending Solutions to Credit Unions
          Incorporated June 24, 2002
          Ownership 92% by CUNA Mutual Investment Corporation
          Ownership 8% by various state credit union leagues

     l.   MEMBERS Trust Company (MTC)
          Business: MTC will offer an array of estate financial planning services to members through their credit unions.
          Incorporated 2003

          MTC will operate independently from Suncoast and CUNA Mutual with shares of ownership to be sold to credit unions and credit union entities.

     m.   Lenders Protection, LLC
          Business: Limited Liability Company
          Owned 50% CUNA Mutual Insurance Society
          and 50% Open Lending, Inc.
          State of domicile: Delaware

     n.   Union Charter Holding, LLC
          Business: Holds 100% of Union Financial Services, LLC
          Acquired January 7, 2005   Formed November 9, 2004
          Domiciled in Delaware

          (1)  Union Financial Services, LLC
               Industrial Loan Company
               Domiciled in Utah




2.   CUNA Caribbean Insurance Society Limited
     Business: Life and Health
     July 4, 1985*
     Country of domicile: Trinidad and Tobago


     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

     a.   CUNA Caribbean Insurance Services Limited
          Business: Consultants, Advisors and Managers for Insurance & Pension Plans Incorporated November 26, 1991
          Country of domicile: Trinidad and Tobago


3.   CUNA Mutual Australia Holding Co. Pty. Ltd.
     Business: Holding Company
     September 17, 1999*
     Country of domicile: Australia


     CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

     a.   CUNA Mutual Life Australia, Ltd.
          Business: Life Insurance
          October 15, 1999
          Country of domicile: Australia

4.   CUNA Mutual Group, Limited
     Business: Brokerage
     May 27, 1998
     Country of domicile: U.K.

5.   CUNA Mutual Group Services (Ireland) Limited
     Business: Insurance Services (currently seeking authorization to provide Sales & Marketing Services)
     June 6, 2003
     Country of domicile: Ireland

6.   CUNA Mutual Life Assurance (Europe), Limited
     Business: All kinds of life assurance business
     Incorporated July 23, 2004 Authorized August 1, 2005
     Country of domicile: Ireland


CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   C.U. Insurance Services, Inc./Oregon
     50% ownership by CUNA Mutual Insurance Agency, Inc.
     50% ownership by Oregon Credit Union League
     December 27, 1989

2.   The CUMIS Group Limited
     77.4% ownership by CUNA Mutual Insurance Society
     December 31, 1991

     The CUMIS Group Limited is the 100% owner of the following companies:

     a.   CUMIS Life Insurance Company
          Business: Creditor Group, Individual Life and Disability Insurance January 1, 1977
          Country of domicile: Canada

     b.   CUMIS General Insurance Company
          Business: Property & Casualty Insurance
          July 1, 1980
          Country of domicile: Canada

     c.   MemberCARE Financial Services Limited
          Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program
          August 1, 1993
          Country of domicile: Canada

     d.   MemberCARE Financial Services Partnership
          Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company. January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%.
          Country of domicile: Canada

     e.   Canadian Northern Shield Insurance Company
          Business: Property & Casualty Insurance
          February 1, 1985
          Country of domicile: British Columbia, Canada

     f.   CUMIS Services Limited
          Business: Acquisitions and Insurance Agency Management Services June 1, 2000
          Country of domicile: Canada

     g.   WESTCU Insurance Services Limited
          Business: Insurance Agency Management
          June 21, 2000
          Country of domicile: Westminster, Canada

     The CUMIS Group Limited is the 50% owner of the following companies:

     a.   Credential Financial, Inc.
          Business: Holding Company with ownership in a number of insurance and securities distribution companies
          Acquired January 2004
          Country of domicile: Canada

3.   MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     January 1, 1992

4.   CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
     Company)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Mortgage Insurance Company
     April 14, 1994

5.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Insurance Company
     July 26, 1999

6.   Credit Union Service Corporation
     Atlanta, Georgia
     Owned by Credit Union National Association, Inc. and 18 state league organizations
     March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

7. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

     CUNA Mutual Australia Limited is the 100% owner of the following companies:

     a.   CUNA Mutual Insurance Brokers Pty Limited
          Business: Brokerage
          Incorporated as NCUIS Brokers February 6, 1986
          Renamed on September 3, 2002
          Country of Domicile: Australia

     b.   CUNA Mutual Technology Services Australia Pty Limited
          Business: Technology Services
          Incorporated as Direct Insurance Network International on August 31, 2000
          Renamed on September 3, 2002
          Country of Domicile: Australia

The following company is owned 100% by CUNA Mutual Technology Services Australia Pty Limited:

          (1)  CUNA Mutual Insurance Brokers Pty Limited
               Business: Brokerage
               Incorporated as NCUIS Brokers February 6, 1986
               Renamed on September 3, 2002
               Country of Domicile:  Australia

8.   CUNA Strategic Services, Inc.
     CUNA Mutual Insurance Society owns 200.71 shares
     December 31, 1999

9.   China Credit Co-operative Services, Limited
     Business: Hong Kong Holding Company; provide technology and business consulting in support of the PRC operations of CUNA Mutual Group. Incorporated November 21, 2003
     Effective March 2, 2004, owned 70% by CUNA Mutual Insurance Society and 30% by IFC
     Country of domicile: China

     The following company is a wholly-owned subsidiary of China Credit Co-operative Services, Limited:

     a.   CCC Services, Limited

          Incorporated December 3, 2003
          Country of domicile: China

     b.   CUNA Mutual Consulting Services (Guangdong) Company Limited
          (CMCSC Ltd.)
          Business: To give us a corporate presence in the PRC, and to facilitate transactions and payments among our Hong Kong companies, and our RCCU partners.
          Incorporated July 1, 2004
          Country of domicile: China

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     Credit Unions in Washington - Limited Partners
     June 14, 1993

2.   MEMBERS Development Company LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Credit Unions & CUSOs
     September 24, 1999


     a. CU Biz Source, LLC is 100% owned by MEMBERS Development Company, LLC; effective 5/27/04; original name MEMBERS Business Solutions Company, LLC (changed to CU Biz Source, LLC in May, 2006); created to provide business services to credit unions and other related entities, and to engage in any lawful business or activity permitted under the Act and to do any and all other actions and things that may be necessary, incidental or convenient to accomplish these purposes.


3.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     33.3% ownership by American Association of Credit Union Leagues January 5, 2000

4.   HRValue Group LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Leagues & League Service Organizations
     December 1, 2000

Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     July 5, 1967


2.   Filene Research Institute, Inc.
     June 1, 1989
     Conducts scientific research and educational programs of current and future interest and value to the general public and credit unions, credit union members, organizations, and supporters.

3.   CUNA Mutual Life Insurance Company
     July 1, 1990

4.   CUNA Mutual Insurance Society Political Action Committee
     Business: Increase the effectiveness of CUNA Mutual Group's participation in lobbying and other legislative advocacy activities.
     Created: June 24, 2004

                       CUNA Mutual Life Insurance Company
                     Organizational Chart As Of May 1, 2006


CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.   MEMBERS Capital Advisors, Inc.
     An Iowa Business Act Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     50% ownership by CUNA Mutual Investment Corporation
     July 16, 1982

     MEMBERS Capital Advisors, Inc. is the investment adviser of:
     Ultra Series Fund
     MEMBERS Mutual Funds
     CU System Funds

2.   CMIA Wisconsin, Inc.
     A Wisconsin Business Act Corporation
     100% ownership by CUNA Mutual Life Insurance Company
     May 29, 1998

3.   League Insurance Agency, Inc.
     (Wholly owned by CMIA Wisconsin, Inc.)
     Business: Insurance Agency
     Incorporated on August 16, 1973
     Acquired on August 31, 2000
     State of domicile: Connecticut

     League Insurance Agency is the 100% owner of the following subsidiary:

          a.   Member Protection Insurance Plans
               Business: Insurance Agency
               Incorporated on August 21, 1991
               Acquired on August 31, 2000
               State of domicile: Connecticut

Item 24.  Indemnification

     Currently under Delaware law, business trusts organized in Delaware are now reformed to as "statutory trusts". As a Delaware statutory trust, Registrant's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration of Trust"). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "DSTA") provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

     To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The Investment Adviser for the MEMBERS Mutual Fund is MEMBERS Capital Advisors, Inc. See the caption in Part A entitled "Portfolio Management" for a more complete description.

     The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS             POSITION HELD
------------             -------------
David P. Marks           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   President; 2005 - Present
Madison, WI 53705

                         Director; 2005 - Present

                         CUNA Mutual Insurance Society
                         Chief Investment Officer; 2005 - Present

                         CUNA Mutual Life Insurance Company
                         Chief Investment Officer; 2005 - Present

Lawrence R. Halverson    MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Senior Vice President, Equities; 1996 - Present
Madison, WI 53705

                         Vice President; 1988-1996

                         Secretary; 1992 - 1999

                         CUNA Brokerage Services, Inc.
                         President; 1996 -1998

                         Director; 1996-2002

John W. Petchler         MEMBERS Capital Advisors, Inc.
                         Senior Vice President
                         2005 - Present

Mary E. Hoffmann         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Secretary and Treasurer; 2000 - Present
Madison, WI 53705

                         Vice President - Finance & Operations
                         2006 - Present

                         Assistant Vice President - Finance & Operations
                         2001 - 2006

Molly Nelson             MEMBERS Capital Advisors, Inc.
                         Vice President - Chief Compliance Officer
                         2005 - Present

Tracy K. Lien            MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Assistant Secretary; 1999 - Present
Madison, WI 53705

Item 26. Principal Underwriter

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the MEMBERS Mutual Funds. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, the Ultra Series Fund, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b.   The officers and directors of CUNA Brokerage Services, Inc. are as follows:

     (b)  Officers and Directors of CUNA Brokerage.

Name and Principal        Positions and Offices               Positions and Offices
Business Address          With the Underwriter                   With Registrant
------------------        ---------------------               ---------------------
Mark E. Backes**        Vice President             Vice President

Grael B. Barker         Director                   None

John A. Chosy*          Assistant Secretary        Director - Associate General Counsel

Peter H. Corning*       Secretary                  Vice President

Dennis J. Godfrey       Director & Chairman        None

Katherine I. Grete**    Assistant Treasurer        Business Finance Team
                                                   Financial Analysis Manager

Timothy Halevan**       Chief Compliance Officer   Chief Compliance Officer

John W. Henry*          Director, Vice Chairman    Senior Vice President - Members
                        & President                Solutions Group

David J. Hughes*        Treasurer                  Product Financial Reporting Leader

Kevin T. Lenz*          Director                   Senior Vice President - Members
                                                   Solutions Group

Sheila M. Kittleson**   Assistant Treasurer        Business Finance Team Cost Analyst Manager

Tracy K. Lien*          Assistant Secretary        Senior Law Specialist

Steve R. Suleski*       Vice President             Vice President - Deputy General Counsel

Mark T. Warshauer*      Director                   Vice President

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 27.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

     a.  MEMBERS Capital Advisors, Inc.
         5910 Mineral Point Road
         Madison, Wisconsin 53705

     b.  CUNA Mutual Insurance Society
         5910 Mineral Point Road
         Madison, Wisconsin 53705

     c.  Boston Financial Data Services
         66 Brooks Drive
         Braintree, MA 02184

     d.  State Street Bank & Trust Company
         801 Pennsylvania
         Kansas City, MO 64105

Item 28. Management Services

Not applicable.

Item 29. Undertakings

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the day of 7th June, 2006.


                                         MEMBERS Mutual Funds


                                         By: /s/ David P. Marks
                                             -----------------------------------
                                             David P. Marks
                                             Trustee, President and Principal
                                             Executive Officer

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the dates indicated.



SIGNATURES AND TITLE                               DATE
--------------------                               ----


/s/ Holly S. Baggot                                06/07/06
------------------------------------------------
Holly S. Baggot, Secretary & Assistant Treasurer


/s/ Rolf F. Bjelland*                              03/01/06
------------------------------------------------
Rolf F. Bjelland, Trustee and Chairman


/s/ Gwendolyn M. Boeke*                            03/01/06
------------------------------------------------
Gwendolyn M. Boeke, Trustee


/s/ Lawrence R. Halverson*                         03/01/06
------------------------------------------------
Lawrence R. Halverson, Trustee, President
and Principal Executive Officer


/s/ Mary E. Hoffmann                               06/07/06
------------------------------------------------
Mary E. Hoffmann, Treasurer


/s/ David P. Marks*                                03/01/06
------------------------------------------------
David P. Marks, Trustee, President and
Principal Executive Officer


/s/ Dan P. Owens                                   06/07/06
------------------------------------------------
Dan P. Owens, Assistant Treasurer


/s/ Steven P. Riege*                               03/01/06
------------------------------------------------
Steven P. Riege, Trustee


/s/ Kevin S. Thompson                              06/07/06
------------------------------------------------
Kevin S. Thompson, Attorney-in-Fact


/s/ Richard E. Struthers*                          03/01/06
------------------------------------------------
Richard E. Struthers, Trustee


*    Pursuant to Powers of Attorney

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                "not applicable"